APY

Fairness Opinion Presentation to the Special Committee of the Board of Directors





                                                               February 19, 1997

                                                               Confidential



       ----------------------
          Salomon Brothers
          ----------------------

Disclaimer



        These materials are based solely on information received from publicly available documents and certain other information provided by the management of Allmerica Property & Casualty Companies, Inc. ("Allmerica P&C," "APY," or the "Company"). Salomon Brothers Inc ("Salomon") has had discussions with certain senior officers of Allmerica P&C and Allmerica Financial Corporation ("Allmerica Financial" or "AFC"), but has not attempted independently to investigate or verify such information, and Salomon does not assume responsibility for the accuracy or the completeness of such information. With respect to the projections included in these materials, Salomon has relied solely on estimates from the management of Allmerica P&C and AFC. Projections involve elements of subjective judgment and analysis, and there can be no assurance that such projections will be attained. Salomon expresses no opinion as to and assumes no responsibility for the accuracy of such projections or the assumptions underlying them. These materials are being furnished and should be considered only in connection with the opinion being provided by Salomon, and are not to be circulated to, or used or relied upon by, any other persons, without Salomon's prior written consent.






       ----------------------
          Salomon Brothers
          ----------------------

Agenda




                                                                            Page
                                                                            ----
        Transaction Overview                                                   1

        Selected Financial, Market and Operating Data for APY                 10

        Selected Financial, Market and Operating Data for AFC                 17

        Summary of Valuation Analyses                                         25





       ----------------------
          Salomon Brothers
          ----------------------

Transaction Overview












       ----------------------
          Salomon Brothers
          ----------------------

Background and Transaction Rationale



        . Allmerica Financial Corporation ("AFC") currently owns approximately 60% of Allmerica Property & Casualty Companies, Inc. ("APY", "Allmerica P&C" or the "Company") common stock outstanding.


        . Approximately 50% of AFC's 1996 operating earnings are derived from its 60% ownership interest in APY.


        . AFC is pursuing the acquisition of the APY shares it does not currently own in order to increase the proportion of its earnings from Allmerica P&C's property and casualty operations, which are a key element of AFC's future operations and strategy. Pro forma for the proposed transaction, approximately 63% of AFC's earnings will be derived from the property/casualty operations of APY.


        . Additionally, AFC believes that the proposed acquisition will result in a more stable surplus position for its life insurance subsidiary, First Allmerica Financial Life Insurance Company ("FAFLIC"), since the APY common stock and therefore FAFLIC's surplus, would no longer be linked to a fluctuating market price for APY.





     ----------------------
        Salomon Brothers
        ----------------------

        . Further, the proposed acquisition would create a simplified corporate structure for AFC, allowing it greater efficiency and flexibility in its utilization of capital.


        . Lastly, the proposed acquisition would provide AFC with certain administrative cost savings, primarily resulting from the elimination of certain Allmerica P&C shareholder-related expenses and the elimination of taxes on Allmerica P&C dividends to its direct shareholder, SMA Financial Corp. (The annual run-rate for these cost savings is currently estimated at $1 million pre-tax.)







     ----------------------
        Salomon Brothers
        ----------------------

Summary of Merger Proposal


        ----------------------------------------------------------------------------------------------------------------------------

        Significant Terms
        ----------------------------------------------------------------------------------------------------------------------------

        Total Consideration Per APY Share (a)     $33.00      Minority APY shareholders will receive $33.00 in value, subject to a collar that could impact the cash portion of the consideration.

              Cash Consideration                  $17.47      The cash portion of the consideration will initially be determined on the date that the merger agreement is signed and will reflect the dollar amount necessary to achieve $33.00 in value based on the .400 exchange ratio and the average AFC closing price for the date of signing and the two prior days ("Closing Average").

              Stock Consideration                 $15.53      AFC will issue approximately 9.7 million new shares in aggregate.
        ............................................................................................................................

        Fixed Exchange Ratio                       0.400      The exchange ratio is fixed for the common stock portion of the consideration thereby exposing APY shareholders to both appreciation and depreciation in the value of the proposal depending on the performance of AFC's stock price between signing and closing. However, a symmetrical collar will limit exposure to AFC stock price fluctuations.
        ............................................................................................................................

        Collar                                  +/- 6.5%      An agreed-upon symmetrical collar will limit the downside and upside, below and above a 6.5% change in AFC's stock price from the Closing
                                                              Average (the "midpoint" of the collar) compared to the average closing price for AFC for the ten business days prior to five days before the closing (the "Average AFC Price"). If the Average AFC Price is outside the collar, the cash portion of the consideration will float such that the merger consideration will remain fixed at $34.01 outside the upper limit of the collar and $31.99 outside the lower limit of the collar.
        ............................................................................................................................

        Election Feature                                      APY shareholders will be permitted to elect to receive all cash or all shares, subject to proration in the event either election is oversubscribed.
        ............................................................................................................................

        Tax Status                                            The proposed transaction will be taxable to APY shareholders.
        ............................................................................................................................

        Outstanding Options                                   Each option to buy APY outstanding at the time of merger will be converted into options to acquire shares of AFC on the same terms applicable to the APY options, subject to proportional adjustment to reflect the Transaction Consideration.
        ............................................................................................................................

        Vote                                                  The structure does not contemplate a vote of the non-AFC shareholders of APY.
        ............................................................................................................................



                (a) Stock and cash mix based on the average of AFC's closing prices for the two days prior to the execution of the merger agreement (February 14 and 18), (the "Two Day Average").

             ----------------------
                Salomon Brothers
                ----------------------

Summary of Negotiating Process

                            Total Value   Exchange   Stock     Cash    Warrant
                           per APY Share  Ratio (x) Portion  Portion    Value
--------------------------------------------------------------------------------
Initial AFC Offer  (a)
     (December 17, 1996)       $29.00      0.385    $12.41    $16.59     -
                                                    (42.8%)   (57.2%)
APY Counterproposal
     (January 23, 1997)        $34.75      0.415    $15.30    $19.45     -
                                                    (44.0%)   (56.0%)
AFC Second Offer
     (January 24, 1997)        $31.30      0.400    $15.00    $16.30     -
                                                    (47.9%)   (52.1%)
APY Second Counterproposal
     (January 29, 1997)        $34.30      0.415    $14.80    $19.50     -
                                                    (43.1%)   (56.9%)
AFC Third Offer
     (February 4, 1997)        $31.80      0.300    $10.76    $21.04     -
                                                    (33.8%)   (66.2%)
APY Third Counterproposal
     (February 6, 1997)        $34.00      0.250     $8.97    $22.83    $2.20
                                                    (26.4%)   (67.1%)   (6.5%)
APY Fourth Counterproposal
     (February 7, 1997)        $33.25      0.400    $14.65    $18.60     -
                                                    (44.1%)   (55.9%)
AFC Fourth Offer
     (February 7, 1997) (b)    $33.00      0.400    $15.53    $17.47     -
                                                    (47.0%)   (53.0%)
 ................................................................................

   (a) Stock and cash mix based on AFC's average closing price 30 days prior to the offer ($32.23). Stock and cash mix for subsequent offers and counterproposals based on the AFC closing price prior to such offer or counterproposal.
   (b) Stock and cash mix based on the Two Day Average of $38.81.

----------------------
   Salomon Brothers
   ----------------------

Implied Purchase Price Multiples




                                                                     Initial Offer (a)            Current
                                                                   ----------------------        Proposal                 P&C
Offer Price Per Share of APY                       Benchmark       $29.00          $31.53          $33.00       Peer Group (b)
------------------------------------------------------------------------------------------------------------------------------
Price as a Multiple of:
Actual 1996 EPS                                       $1.96         14.8 x          16.1 x          16.8 x          14.1 x
Median IBES 1997 Estimated EPS                         2.30         12.6            13.7            14.3            11.9
Managements' Projected 1997 EPS                        2.14         13.6            14.7            15.4             ---
1996 Statutory Net Income                             139.1         12.4            13.5            14.2             ---

GAAP Book Value per Share (Post FAS 115)             $26.99         1.07 x          1.17 x          1.22 x          1.36 x
Adjusted GAAP Book Value per Share (Pre FAS 115)      24.86         1.17            1.27            1.33            1.64

Premium Over APY Stock Price:
Price as of February 18, 1997                        $31.38         (7.6)%           0.5 %           5.2 %           ---
Price One Day Prior to Announcement (12/16/96)        28.50          1.8            10.6            15.8             ---
Price One Month Prior to Announcement (11/18/96)      28.63          1.3            10.2            15.3             ---
52-Week High (Prior to Announcement)                  30.50         (4.9)            3.4             8.2             ---
52-Week Low (Prior to Announcement)                   24.25         19.6            30.0            36.1             ---

1996 Average Closing Price                           $27.08          7.1 %          16.4 %          21.9 %           ---
1995 Average Closing Price                            21.73         33.5            45.1            51.9             ---
------------------------------------------------------------------------------------------------------------------------

N.B. All EPS figures exclude realized capital gain/losses. GAAP book value and statutory surplus are as of December 31, 1996.
(a) The initial offer was subject to interpretation as to whether or not it was for a fixed value (with a fixed exchange ratio of 0.385 and a floating cash component).
The first column assumes AFC's interpretation of a fixed value of $29.00 and the second column assumes a literal interpretation (0.385 exchange ratio and $16.59 in cash) and is based on the AFC Two Day Average of $38.81.
(b) Includes ALGR, ASX, BKLY, CB, CGI, CINF, CZC, FG, HGIC, HMN, OCAS, SAFC, SIGI, SPC and STFC
(c) Multiple shown relative to enterprise value.


-------------------------------
   Salomon Brothers
   -------------------------------

Summary of Merger Consequences


                                                                                            AFC
                                                                     AFC               Initial Offer:            AFC
                                               AFC             Initial Offer:           Fixed Cash             Current
AFC Two Day Average of $38.81              Stand-Alone         Fixed Price (a)          Portion (a)            Proposal
-----------------------------------------------------------------------------------------------------------------------
Purchase Price Per APY Share                                       $29.00                   $31.53               $33.00
Cash Consideration per Share                                        14.06                    16.59                17.47
Stock Consideration per Share                                       14.94                    14.94                15.53
Percent Cash                                                         48.5%                    52.6%                53.0%

Transaction Value                                                    $700                     $761                 $797
Implied Aggregate Value of APY                                      1,730                    1,881                1,968

AFC Shares Issued                                                     9.3                      9.3                  9.7
AFC Pro Forma Shares Outstanding                                     59.4                     59.4                 59.8
Shares Issued as a Percentage of
 Existing Shares Out.                                                18.6%                    18.5%                19.3%

Exchange Ratio                                                     0.3850  x                0.3850  x            0.4000  x

Premium to Initial Offer                                              ---                      ---                 13.8%
Premium to Current Market Price                                       ---                      ---                  5.2

APY Shareholders' Pro Forma % Ownership
 in AFC                                                              15.6                     15.6                 16.2

Goodwill Created                                                      $49                     $110                 $145
----------------------------------------------------------------------------------------------------------------------------
AFC Pro Forma 1997E EPS                       $2.91                 $3.01                    $2.93                $2.88
Accretion/(Dilution)                                                 2.02%                   (0.59)%              (2.40)%
----------------------------------------------------------------------------------------------------------------------------
AFC Pro Forma Book Value per Share            $34.40               $35.09                   $35.09               $35.11
Accretion/(Dilution)                                                 2.00%                    2.01%                2.07%

Implied Pro Forma ROE                         8.46%                  8.57%                    8.36%                8.20%

AFC Capitalization
Long Term Debt                                $202                   $144                     $205                 $226
Trust Preferred Securities                       0                    297                      297                  297
Equity                                        1,725                 2,086                    2,086                2,100
                                            --------             ---------                ----------            ----------
Total Capital                                $1,927                $2,526                   $2,587               $2,623

LT Debt/Total Cap.                             10.5%                  5.7%                     7.9%                 8.6%
LT Debt and Preferred/Total Cap.               10.5                  17.4                     19.4                 19.9
Trust Preferred to Total Capital                0.0                  11.8                     11.5                 11.3

(a) The initial offer was subject to interpretation as to whether or not it was for a fixed value (with a fixed exchange ratio of 0.385 and a floating cash component). The first column assumes AFC's interpretation of a fixed value of $29.00 and the second column assumes a literal interpretation (0.385 exchange ratio and $16.59 in cash).



----------------------
   Salomon Brothers
   ----------------------

Summary of Collar Mechanics


As previously discussed, the collar is symmetrical +/- 6.5% around the midpoint of $38.81(a) per AFC share. Outside the collar the merger consideration remains fixed (minimum/maximum: $31.99/$34.01)




------------------------------------------------------------------------------------------------------------------------------------
                                                   Floating Price Inside Collar
------------------------------------------------------------------------------------------------------------------------------------
                                                Common          Cash            Total           Common          Total Pro
        AFC         %           Exchange        Value           Value           Value           Shares          Forma Shares
Share Price     Change          Ratio           Received        Received        Received        Issued (mil.)   Outstanding
==============================================================================================================================
     $31.24     (19.5%)          0.4000         $12.50           19.49           31.99           9.7             59.8
      31.87     (17.9%)          0.4000          12.75           19.24           31.99           9.7             59.8
      32.51     (16.3%)          0.4000          13.00           18.99           31.99           9.7             59.8
      33.14     (14.6%)          0.4000          13.25           18.74           31.99           9.7             59.8
      33.77     (13.0%)          0.4000          13.51           18.48           31.99           9.7             59.8
      34.40     (11.4%)          0.4000          13.76           18.23           31.99           9.7             59.8
      35.03      (9.8%)          0.4000          14.01           17.98           31.99           9.7             59.8
      35.66      (8.1%)          0.4000          14.26           17.73           31.99           9.7             59.8
------------------------------------------------------------------------------------------------------------------------------
      36.29      (6.5%)          0.4000          14.52           17.47           31.99           9.7             59.8
      36.92      (4.9%)          0.4000          14.77           17.47           32.24           9.7             59.8
      37.55      (3.3%)          0.4000          15.02           17.47           32.50           9.7             59.8
      38.18      (1.6%)          0.4000          15.27           17.47           32.75           9.7             59.8
      38.81       0.0%           0.4000          15.53           17.47           33.00           9.7             59.8
      39.44       1.6%           0.4000          15.78           17.47           33.25           9.7             59.8
      40.07       3.3%           0.4000          16.03           17.47           33.50           9.7             59.8
      40.70       4.9%           0.4000          16.28           17.47           33.76           9.7             59.8
      41.34       6.5%           0.4000          16.53           17.47           34.01           9.7             59.8
--------------------------------------------------------------------------------------------------------------------------------
      41.97       8.1%           0.4000          16.79           17.22           34.01           9.7             59.8
      42.60       9.8%           0.4000          17.04           16.97           34.01           9.7             59.8
      43.23      11.4%           0.4000          17.29           16.72           34.01           9.7             59.8
      43.86      13.0%           0.4000          17.54           16.47           34.01           9.7             59.8
      44.49      14.6%           0.4000          17.80           16.21           34.01           9.7             59.8
      45.12      16.3%           0.4000          18.05           15.96           34.01           9.7             59.8
      45.75      17.9%           0.4000          18.30           15.71           34.01           9.7             59.8
      46.38      19.5%           0.4000          18.55           15.46           34.01           9.7             59.8


(a) AFC Two Day Average


----------------------
   Salomon Brothers
   ----------------------

Implied Value of Offer Based on AFC Stock Price

The graph below outlines APY's closing stock price versus the implied value of AFC's initial offer (0.385 exchange ratio plus $16.59 in cash). From December 18, 1996 through February 18, 1997, APY's price has exceeded the implied value of the initial offer by an average of $0.72 per APY share, ranging from a high of $1.44 to a low of ($0.35).

[GRAPH APPEARS HERE]

----------------------
   Salomon Brothers
   ----------------------

Selected Financial, Market and Operating
Data for APY

----------------------
   Salomon Brothers
   ----------------------

Consolidated APY Income Statement Data

(Dollars in millions, except per share data)

GAAP Basis                       1992        1993        1994        1995        1996        1997E      CAGR '92-'96  '96-'97 Growth
                               --------    --------    --------    --------    --------    ---------    ------------  --------------
Net premiums earned            $1,678.1    $1,678.2    $1,791.3    $1,863.1    $1,898.3     $2,027.0          3.1%          6.8%
Net investment income             210.6       202.2       202.4       209.6       235.4        238.7          2.8           1.4
Net realized gains on
  investments                      28.7        67.3         3.5        14.6        48.1            -         13.7            NM
Net realized gain on sale
  of subsidiary                       -        35.7           -           -           -            -            -            NM
Net realized gain on sale
  of subsidiary common stock          -        62.9           -           -           -            -            -            NM
Other income, net                   5.5         4.8         7.6         7.9        11.9          7.1         21.0         (40.3)
                               ---------------------------------------------------------------------    ------------  --------------
  Total Revenues               $1,923.0    $2,051.1    $2,004.8    $2,095.2    $2,193.7     $2,272.8          3.3%          3.6%
                               ---------------------------------------------------------------------    ------------  --------------

Losses and loss adjustment
  expenses                      1,246.2     1,199.4     1,306.7     1,289.7     1,371.9      1,476.9          2.4%          7.7%
Policy acquisition expenses       370.1       370.1       390.3       409.1       422.6        442.0          3.4           4.6
Other underwriting expenses       135.8       146.2       185.9       179.4       190.0        192.4          8.8           1.3
Policyholders "dividends"           5.9         8.2         8.8        10.6        11.5            -         18.4            NM
                               ---------------------------------------------------------------------    ------------  --------------
  Total Expenses               $1,758.0    $1,723.9    $1,891.7    $1,888.8    $1,996.0     $2,111.3          3.2%          5.8%
                               ---------------------------------------------------------------------    ------------  --------------

Operating Earnings               $114.6      $208.3       $98.9      $131.1      $117.6       $127.5          0.7%          8.4%

Operating EPS                     $1.85       $3.37       $1.60       $2.14       $1.96        $2.14          1.5           9.0

Net Income per Share              $2.16       $4.15       $1.61       $2.28       $2.44        $2.14          3.1            NM

Reconciliation to Statutory:

Net Income:GAAP                  $133.7      $256.4       $99.2      $140.2      $146.4       $127.5          2.3

Adjustment(a)                     (25.9)      (89.6)      (24.7)       (0.4)       (7.3)           -

                               ---------------------------------------------------------------------    ------------  --------------
Net income:Statutory Basis       $107.8      $166.8       $74.5      $139.8      $139.1            -          6.6%           NM
                               =====================================================================    ============  ==============
Statutory Ratios

Loss, LAE and Div ratio            75.1%       72.2%       73.6%       69.9%       72.9%        73.0%
Underwriting expense ratio         29.4        30.5        31.7        31.1        31.6         30.6
Combined ratio                    104.5       102.7       105.3       101.0       104.5        103.6

N.B. APY 1996 results based on APY Statistical Supplement as of December 31, 1996. Estimated 1997 results based on APY management projections.

(a) Includes deferred policy acquisition expenses, realized gain on sale of subsidiary, cumulative changes in accounting (postemployment benefits, postretirement benefits, income taxes and deferred policy acquisition expenses), gain on issuance of subsidiary common stock, deferred federal income tax benefit and other expenses, net.

----------------------
   Salomon Brothers
   ----------------------

(Dollars in millions, except per share data)


                                                                      --------                                             -------
                                Q1'95     Q2'95     Q3'95     Q4"95     1995        Q1'96    Q2'96     Q3'96     Q4'96       1996
----------------------------------------------------------------------------------------------------------------------------------
Net Premiums Written
 Personal lines                $282.4     $272.9   $313.4    $269.9   $1,138.6     $283.2    $280.7      $317.0   $287.0  $1,167.9
 Commercial lines               198.4      180.9    193.9     173.5      746.7      192.5     188.7       187.2    178.1     746.5
  Total                        $480.8     $453.8   $507.3    $443.4   $1,885.3     $475.7    $469.4      $504.2   $465.1  $1,914.4

Revenues
 Net premiums earned           $455.8     $460.8   $474.4    $472.1   $1,863.1     $465.1    $469.7      $472.7   $490.8  $1,898.3
 Net investment income           53.0       51.0     53.7      51.9      209.6       52.3      56.3        63.0     63.8     235.4
 Net realized gains
  (losses) on investments         0.0        4.6     10.4      (0.4)      14.6       45.5       2.0        (1.6)     2.2      48.1
 Other income, net                4.0        0.4      1.8       1.7        7.9        0.4       4.3         5.2      2.0      11.9
  Total revenues               $512.8     $516.8   $540.3    $525.3   $2,095.2     $563.3    $532.3      $539.3   $558.8  $2,193.7

Statutory Underwriting Loss    ($19.6)     ($1.2)   ($4.4)    ($0.8)    ($26.0)    ($30.1)   ($25.3)     ($11.4)  ($22.7)   ($89.5)

GAAP Underwriting Loss         ($13.3)     ($5.1)   ($2.7)    ($4.5)    ($25.6)    ($30.7)   ($21.0)      ($6.9)  ($29.6)   ($88.2)

Statutory Combined Ratio       102.6%      100.7%    98.9%    102.1      101.0%     105.8%    105.4%      100.5%   106.4%    104.5%

Net Operating Income           $32.6       $33.6    $36.8     $28.1     $131.1      $21.8     $27.3       $41.8    $26.7    $117.6

Net Income                     $32.7       $36.4    $43.1     $27.9     $140.1      $49.6     $28.6       $40.8    $27.4    $146.4

Per Share Data
 Net operating income          $ 0.53      $ 0.55   $ 0.60    $ 0.46    $ 2.14     $ 0.36    $ 0.46      $ 0.70   $ 0.45   $  1.96
 Net realized gains
  (losses) on investments,
  net of taxes and
  minority interest              0.04        0.04     0.10       --       0.14       0.46      0.02       (0.02)    0.02      0.49
 Other, net of taxes and
  minority interest               --          --       --        --        --         --        --          --     (0.01)    (0.01)
 Net income                     $0.53      $ 0.59   $ 0.70    $ 0.46   $  2.28     $ 0.82    $ 0.48      $ 0.68   $ 0.46   $  2.44
                                                                       -------                                             -------




----------------------
   Salomon Brothers
   ----------------------

Selected APY Historical Balance Sheet Data



(Dollars in millions, except per share data)


                                                                              At December 31,
                                                  ----------------------------------------------------------
                                                        1992       1993       1994        1995        1996       CAGR
                                                  ---------------------------------------------------------------------
Total investment assets                              $2,957.2    $3,330.7   $3,190.8    $3,819.6    $3,962.4      7.6%
Total assets                                          4,693.0     5,198.1    5,408.7     5,741.8     5,678.5      4.9
Total shareholders' equity                              968.6     1,203.0    1,229.7     1,509.3     1,608.5     13.5
Book value per common share                             15.65       19.47      19.91       24.82       26.99     14.6
Book value per share, excluding SFAS 115                15.10       19.06      20.50       22.62       24.86     13.3

Losses and loss adjustment expenses                  $2,599.0    $2,717.3   $2,821.7    $2,896.0    $2,718.7      1.1
Unearned premium                                        741.0       755.4      793.2       797.3       815.1      2.4%
                                                  ---------------------------------------------------------------------

----------------------
   Salomon Brothers
   ----------------------

Selected Operating Data by Segment


                                            Citizens                            Hanover                         Total APY
                                  ..............................     ..............................     ............................

                                       1996           1997E               1996           1997E              1996         1997E
------------------------------------------------------------------------------------------------------------------------------------

GAAP:
Net Premium Earned                    $835.5          $878.9            $1,062.8        $1,108.5           $1,898.3      $2,027.0
Operating Revenue                      926.4           969.3             1,211.9         1,253.9            2,145.6       2,272.8
Policyholder Benefits and Claims       604.4           637.2               767.5           810.2            1,371.9       1,476.9
Underwriting Income                      0.7             1.3               (88.9)          (88.9)             (88.2)        (87.6)
Net Income                              84.1            80.4                78.2            69.0              146.4         127.5

Net Operating Income                    75.1            80.4                56.7            69.0              117.6         127.5
Net Operating EPS                       2.12            2.28                 --              --                1.96          2.14

Statutory:

Loss, LAE and Div. Ratio                73.2%           72.8%               72.7%           73.1%              72.9          73.0
Expense Ratio                           27.2            26.9                35.0            33.4               31.6          30.6
Combined Ratio                         100.4            99.7               107.7           106.4              104.5         103.6
 ....................................................................................................................................


   Note: Data for 1997 based on APY Management projections.

----------------------
   Salomon Brothers
----------------------

Summary of Reserve Margins

       *

                                                            Hanover                   Citizens                   Total
      ------------------------------------------------------------------------------------------------------------------------------

       Carried Loss Reserve                                $1,103.5                      $597.2                 $1,700.0
                                                           --------                      ------                 --------

                *                                              *                             *                       *
                                                   --------------------------------------------------------------------------------
                *                                              *                             *                       *
                *                                              *                             *                       *
                *                                             ---                           ---                      *

                *                                              *                             *                       *
                                                   --------------------------------------------------------------------------------
                *                                              *                             *                       *
                *                                              *                             *                       *
                *                                             ---                           ---                      *

----------------------
   Salomon Brothers
   ----------------------

  * Omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission ("SEC"). Omitted material has been filed with the SEC.

APY Relative Price Performance

        Although APY has outperformed its peer group since the beginning of 1996, the stock has lagged the stock price performance of AFC, CZC and the S&P 500.

[LINE GRAPH APPEARS HERE]               [LINE GRAPH APPEARS HERE]



[The first graph shows the price and trading volume of APY Common Stock for the period from January 1, 1996 through February 17, 1997. The second graph compares the price performance of APY Common Stock with the performance of AFC Common Stock, the S&P Composite Average (500 Stocks) and the Salomon Brothers Custom Index:(ASX, CB, HMN, CGI, CINF, OCAS, SAFC, SIGI, SPC, FG, BKLY, CZC, GRP, HGIC and STFC) for the period from January 1, 1996 through February 17, 1997.]



 ----------------------
   Salomon Brothers
   ----------------------

Selected Financial, Market and
Operating Data for AFC

----------------------
   Salomon Brothers
   ----------------------

AFC Historical Income Statement Data By Segment


(Dollars in millions)                                  1992         1993         1994         1995         1996       CAGR
----------------------------------------------------------------------------------------------------------------------------
Revenues:
 Risk Management
 Regional property and casualty                    $1,923.0     $2,051.1     $2,004.8     $2,095.1     $2,193.7        3.3%
   Corporate risk management services                 363.9        296.0        302.4        328.5        361.5       (0.2)
 Retirement and Asset Management
   Retail financial services                          492.6        524.0        507.9        486.7        450.9       (2.2)
   Institutional services                             408.3        382.0        397.9        330.2        266.7      (10.1)
   Allmerica asset management                             -            -          4.0          4.4          8.8         NM
 Corporate                                                -            -            -          0.4          1.8         NM
 Eliminations and other                               (12.1)       (13.9)       (21.9)        (4.4)        (8.7)      (7.9)
                                                ----------------------------------------------------------------------------
 Total revenues                                    $3,175.7     $3,239.2     $3,195.1     $3,240.9     $3,274.7        0.8%
                                                ============================================================================
Net Operating Income: (1)
 Risk Management
   Regional property and casualty
     Net operating income after taxes              $  109.0     $  126.4     $   98.7     $  131.1     $  117.6        1.9
     Minority interest                                (46.8)       (52.4)       (42.0)       (55.6)       (48.2)       0.7
                                                ----------------------------------------------------------------------------
   Regional property and casualty contribution
   to consolidated net operating income                62.2         74.0         56.7         75.5         69.4        2.8
                                                ----------------------------------------------------------------------------
   Corporate risk management services
     Net operating income before taxes                 17.1         18.6         19.8         18.8         20.4        4.5
                                                ----------------------------------------------------------------------------
Retirement and Asset Management,
and Corporate
 Net operating income before taxes
   Retail financial services                           34.1         45.5         17.3         34.6         74.2       21.5
   Institutional services                              17.3          5.7          3.9         17.7         28.8       13.6
   Allmerica asset management                             -            -          1.9          2.3          1.1         NM
   Corporate                                              -            -            -         (3.1)       (15.9)        NM
                                                ----------------------------------------------------------------------------
                                                       51.4         51.2         23.1         51.5         88.2       14.5%
                                                ----------------------------------------------------------------------------
 Plus: Writedown of deferred policy acquisition
 cost asset                                               -            -          9.6            -            -         NM
                                                ----------------------------------------------------------------------------
 Differential earnings tax adjustment                  10.9        (10.9)        35.0         (7.6)       (10.2)        NM
                                                ----------------------------------------------------------------------------
 Federal income taxes, except taxes (benefit)
 on net realized investment gains (losses)            (31.7)       (13.8)       (53.8)       (21.8)       (29.9)      (1.5)
                                                ----------------------------------------------------------------------------
Consolidated net operating income                  $  109.9     $  119.1     $   90.4     $  116.4     $  137.9        5.8%
                                                ============================================================================

(1) Net operating income excludes from net income net realized gains (losses), extraordinary items and cumulative effect of changes in accounting, all net of taxes and minority interest. Net operating income also excludes a differential earnings tax adjustment, which is applicable only to mutual life insurance companies.

----------------------
   Salomon Brothers
   ----------------------

AFC Historical Quarterly Income Statement Data

                                                                                          ----------
(Dollars in millions, except per share data)            Q1'95    Q2'95    Q3'95    Q4'95     1995
----------------------------------------------------------------------------------------------------
Net Operating Income (1)
 Risk Management
  Regional property and casualty
   Net operating income after taxes                     $32.6    $33.6    $36.8    $28.1     $131.1
   Minority interest                                    (13.9)   (14.1)   (15.8)   (11.8)     (55.6)
                                                      ----------------------------------------------
Regional property and casualty
contribution to net operating income                     18.7     19.5     21.0     16.3       75.5

Corporate risk management services
Net operating income before taxes                         2.5      2.0      4.9      9.4       18.8

Retirement and Asset Management
Net operating income before taxes (1)
 Retail financial services                               10.1      7.6      8.6      8.3       34.6
 Institutional services                                   3.9      3.7      4.5      5.6       17.7
 Allmerica asset management                               0.5      0.6      0.6      0.6        2.3
Corporate                                                   -        -        -     (3.1)      (3.1)
Federal income taxes (benefit) and other (2)             (7.9)    (6.7)    (7.7)    (7.1)     (29.4)
                                                      ----------------------------------------------
Consolidated Net operating income                        $9.1     $7.2    $10.9    $13.7      $40.9
                                                      ----------------------------------------------
Net operating income, excluding                         $27.8    $26.7    $31.9    $30.0     $116.4
                                                      ==============================================
 regional property and casualty
Net income                                              $36.7    $26.4    $30.1    $40.7     $133.9
Per share data (3)
   Net operating income                                 $0.55    $0.53    $0.64    $0.60      $2.32
   Net income                                            0.73     0.53     0.60     0.81       2.67
   Dividends                                                -        -        -     0.05       0.05
                                                                                             -------
                                                                                          ----------
(Dollars in millions, except per share data)            Q1'96    Q2'96    Q3'96    Q4'96     1996
----------------------------------------------------------------------------------------------------
Net Operating Income (1)
 Risk Management
  Regional property and casualty
   Net operating income after taxes                     $21.8    $27.3    $41.8    $26.7     $117.6
   Minority interest                                     (9.1)   (11.1)   (17.1)   (10.9)     (48.2)
                                                      ----------------------------------------------
Regional property and casualty
contribution to net operating income                     12.7     16.2     24.7     15.8       69.4

Corporate risk management services
Net operating income before taxes                         4.2      3.2      3.6      9.4       20.4

Retirement and Asset Management
Net operating income before taxes (1)
 Retail financial services                               14.2     20.3     21.1     18.6       74.2
 Institutional services                                   6.0      7.7      7.3      7.8       28.8
 Allmerica asset management                               0.3      0.2        -      0.6        1.1
Corporate                                                (4.0)    (4.0)    (3.8)    (4.1)     (15.9)
Federal income taxes (benefit) and other (2)             (7.9)   (10.5)   (10.2)   (11.5)     (40.1)
                                                      ----------------------------------------------
Consolidated Net Operating income                       $12.8    $16.9    $18.0    $20.8      $68.5
                                                      ----------------------------------------------
Net operating income, excluding                         $25.5    $33.1    $42.7    $36.6     $137.9
                                                      ==============================================
 regional property and casualty
Net income                                              $47.3    $42.6    $46.7    $45.3     $181.9
Per share data (3)
   Net operating income                                 $0.51    $0.66    $0.85    $0.73      $2.75
   Net income                                            0.94     0.85     0.93     0.91       3.63
   Dividends                                             0.05     0.05     0.05     0.05       0.20
                                                                                             -------

(1) Net operating income excludes from net income net realized gains (losses) and other non-operating items, net of taxes and minority interest.
(2) Includes Federal income taxes, except taxes (benefit) on net realized gains (losses) and a differential earnings tax adjustment.
(3) Per share data reflects outstanding shares of 50.1 million in all periods presented.

----------------------
   Salomon Brothers
   ----------------------

AFC Selected Balance Sheet Data




                                                                              At December 31,
                                                ......................................................................
(Dollars in Millions, except per share data)          1992           1993           1994           1995           1996         CAGR
------------------------------------------------------------------------------------------------------------------------------------
Total investments                                 $9,915.3      $10,099.4       $9,477.7       $9,430.7       $8,993.4        (2.4%)
Separate account assets                            1,272.2        2,218.7        2,965.7        4,348.8        6,233.0        48.8
Total assets                                      14,083.1       15,378.4       15,921.5       17,757.7       18,997.7         7.8
Total shareholders' equity                           896.6        1,050.9          992.4        1,574.2        1,724.7        17.8
Book value per share                                 23.95          28.07          26.51          31.40          34.40         9.5
Book value per share, excluding SFAS 115             23.54          27.72          28.09          28.35          31.78         7.8%
 ....................................................................................................................................

Note: Shares outstanding equal to 50.1 million for all periods.
Source: AFC Management.
N.B. '92-'94 have been restated to reflect AFC's demutualization and IPO (October 1995).


----------------------
   Salomon Brothers
   ----------------------

AFC 1997 Management Projections



                                           ==================================================================================
                                                                                 APY
--------------------------------------     ==================================================================================
                                                          CZC                             Hanover
                                           =================================     ===============================
                                                                     Total                                           TOTAL
                                              *       *       *     Citizens     Hanover     *       *       *        APY
                                           --------   ---   -----   --------     -------    ---    ------   ---        ---
Revenue                                       *                      $878.9      $1,108.5    *                     $2,027.0
U/L & Investment Product Policy Fees
Net Investment Income                         *       *       *        90.5         143.7    *                *       238.7
Fees & Other Income                           *       *       *        (0.1)          1.7             *                 7.1
--------------------------------------     --------------------------------      --------------------------------------------

Operating Revenue                             *       *       *       969.3       1,253.9    *        *       *      2272.8

U/L Policy Benefits, Claims, Losses &
    Loss Adjustment Expenses                  *                       637.2         810.2    *                      1476.9
Policy Acquisition Costs Amortized            *                       167.0         266.9    *                       442.0
          *                                                                                           *       *         *
--------------------------------------     --------------------------------      --------------------------------------------
          *                                   *       *       *         *             *      *        *       *         *
          *                                   *       *       *         *             *      *                          *
--------------------------------------     --------------------------------      --------------------------------------------
          *                                   *       *       *         *             *      *        *       *         *
======================================     ================================      ============================================
--------------------------------------     --------------------------------      --------------------------------------------


                                                          AFC
                                          ====================================================================================

--------------------------------------    ------------------------------------------------------------------------------------
                                                         First Allmerica Financial
                                          =========================================================
                                                                                                                      Total
                                           *     *        *        *      *     *      *       *             *         AFC
                                          ---   ----    ----     -----   ---   ----   ----   ------       =========    =======
Revenue                                     *     *       *                                    *                       $2,464.8
U/L & Investment Product Policy Fees        *             *                                    *                          218.6
Net Investment Income                       *     *       *                            *       *             *            671.2
Fees & Other Income                         *     *       *        *      *                    *                          120.7
--------------------------------------    --------------------------------------------------------        ---------    -------

Operating Revenue                           *     *       *        *      *            *       *              *         3,475.3

U/L Policy Benefits, Claims, Losses &
    Loss Adjustment Expenses                *     *       *                                    *                        2,145.3
Policy Acquisition Costs Amortized          *     *       *                                    *                          516.5
          *                                 *     *       *        *      *                    *              *              *
--------------------------------------    --------------------------------------------------------        ---------    -------
          *                                 *     *       *       *       *            *       *              *              *
          *                                 *     *       *       *                            *                             *
--------------------------------------    --------------------------------------------------------        ---------    -------
          *                                 *     *       *       *       *            *       *              *              *
======================================    ========================================================        =========    =======
--------------------------------------    --------------------------------------------------------        ---------    -------

Source: AFC Management
----------------------
   Salomon Brothers
   ----------------------

* Omitted pursuant to a request for confidential treatment filed with the SEC. Omitted material has been filed with the SEC.

AFC 1997 Management Projections



                                                  -------------------------------------------------------------------
                                                                                 APY
                                                  -------------------------------------------------------------------
                                                               CZC                        Hanover
                                                  ------------------------------ -------------------------
                                                                         Total                                  Total
                                                       *      *     *   Citizens Hanover   *       *    *        APY
                                                  --------  ---  -----  -------- -------  ---    ----- -----    -----
   *                                                   *      *     *       *       *      *       *    *        *
   *
---------------------------------------------     ------------------------------ ---------------------------- -------
   *                                                   *      *     *       *       *      *        *    *        *
   *                                                   *      *     *       *       *      *             *        *
Income Taxes                                           *      *     *      18.1     3.9    *        *    *      19.9
---------------------------------------------     ------------------------------ ---------------------------- -------
  Net Operating Income before
    Minority Interest                                  *      *     *       80.4    69.0    *        *    *     141.6
  Minority Interest on Operating Income                                                                         (14.1)
---------------------------------------------     ------------------------------ ---------------------------- -------
  Net Operating Income - 1997                          *      *     *       80.4    69.0    *        *    *     127.5
=============================================     ============================== ============================ =======
  Net Operating income before
    Minority Interest - 1996                           *      *     *       69.4    68.1    *        *    *     130.9
  Minority interest on Operating Income                                                                         (12.1)
---------------------------------------------     ------------------------------ ---------------------------- -------
    Net Operating income - 1996                        *      *     *       69.4    68.1    *        *    *      118.8
=============================================     ============================== ============================ =======
Adjustments to 1997 Net Income:
-------------------------------
    Realized Gains (Losses)-Net
    Other Non-Operating Items
    Minority Interest on Non-operating items
---------------------------------------------     ------------------------------ ---------------------------- -------

    Net Income - 1997                                  *      *     *      $80.4   $69.0    *        *    *    $127.5
=============================================     ============================== ============================ =======
    Weighted average shares outstanding                                     35.3                                 59.6
                                                                          ======                              =======
    Net Operating EPS                                                      $2.28                                $2.14
                                                                          ======                              =======
---------------------------------------------     ------------------------------ ---------------------------- -------



                                                  ---------------------------------------------------------------------------------
                                                                    First Allmerica Financial
                                                  -------------------------------------------------------------
                                                                                                                              Total
                                                   *      *       *       *       *      *         *      *         *          AFC
                                                  ---    ----   ------   ------   ---    -----   ----    ------  -----------  -----
 *                                                 *      *       *       *       *                *      *         *          *
 *                                                 *      *       *                                *
---------------------------------------------    --------------------------------------------------------------  ----------  -------
 *                                                 *      *       *       *       *                       *         *           *
 *                                                                                                        *         *           *
Income Taxes                                                                                              *         *          61.4
---------------------------------------------                                                           -------  ----------  -------
  Net Operating Income before
    Minority Interest                                                                                     *         *         211.6
  Minority Interest on Operating Income                                                                                       (65.8)
---------------------------------------------                                                           -------  ----------  -------
  Net Operating Income - 1997                                                                             *         *         145.8
=============================================                                                           =======  ==========  =======
  Net Operating income before
    Minority Interest - 1996                                                                              *         *         193.1
  Minority interest on Operating Income                                                                                       (60.2)
---------------------------------------------                                                           -------  ----------  -------
    Net Operating Income - 1996                                                                           *         *         132.9
=============================================                                                           =======  ==========  =======
Adjustments to 1997 Net Income:
-------------------------------
    Realized Gains (Losses)-Net                                                                           *                     4.9
    Other Non-Operating Items
    Minority Interest on Non-operating items
---------------------------------------------                                                           -------  ----------  -------

    Net Income - 1997                                                                                     *         *        $150.7
=============================================                                                           =======  ==========  =======
    Weighted average shares outstanding                                                                                        50.1
                                                                                                                             =======
    Net Operating EPS                                                                                                          2.91
                                                                                                                             =======

---------------------------------------------    --------------------------------------------------------------  ----------  -------


Source: AFC Management


----------------------
   Salomon Brothers
   ----------------------


* Omitted pursuant to a request for confidential treatment filed with the SEC. Omitted material has been filed with the SEC.

 AFC Stock Price Performance

         The two graphs below depict AFC's stock performance since the IPO, both on an absolute basis and relative to its peer group and the S&P 500.

 [LINE GRAPH APPEARS HERE]               [LINE GRAPH APPEARS HERE]

[The first graph shows the price and trading volume of AFC Common Stock for the period from October 11, 1995 through February 17, 1997. The second graph compares the price performance of AFC Common Stock to the S&P Composite Average (500 Stocks) and the Salomon Brothers Custom Index: (AGC, CNC, EIC, EQ, PL, PVN, RLR, SAI) for the period from October 11, 1995 through February 17, 1997.]

----------------------
   Salomon Brothers
   ----------------------

Market Data for Selected Life Insurance Companies

                                                                       Price     Price
                                                                      Change    Change      52-Week Range
                                   Market   Enterprise     Current     Since     Since    ----------------    1996A    1997E
Company                             Value        Value   Price (a)    1/1/96  12/17/96       High      Low      EPS  EPS (b)
-----------------------------------------------------------------------------------------------------------------------------
Allmerica Financial              $1,923.9    $ 2,164.5      $38.38     46.7%     21.3%    $39.63   $24.75     $2.75    $3.15

American General                 $8,927.1    $19,001.1      $43.38     24.8%     11.9%     43.38    32.88      3.07     3.55
Conseco (d)(e)                    2,788.7      4,655.9       41.63     32.1       9.0      42.38    15.63      3.70     5.13
Equitable Cos                     5,956.0     11,832.0       32.13     33.9      36.0      32.13    21.88      2.25     2.35
Equitable of Iowa                 1,647.4      1,947.8       51.50     54.9      13.8      52.75    32.88      3.60     4.00
Protective Life                   1,297.6      1,436.6       42.13     35.3       8.0      42.88    31.38      2.90     3.45
Providian (d)                     5,224.1      6,112.1       55.75     36.0       6.2      56.00    38.13      4.64     5.00
Reliastar Financial Corp. (d)     2,209.1      2,743.8       59.13     35.1       7.7      59.38    40.00      4.60     5.13
SunAmerica, Inc.                  5,935.5      7,823.6       49.50     93.6      27.3      51.00    22.81      2.27     2.63

                                                                             Price as a Multiple of:(a)
                                                                       ------------------------------------
                                     Book                                                     Pre     Post
                                    Value                      1997                       FAS 115  FAS 115
                                per Share     Dividend      Implied    1996A      1997       Book     Book
Company                          12/31/96        Yield      ROE (c)      EPS  IBES (b)      Value    Value
-----------------------------------------------------------------------------------------------------------
Allmerica Financial                $34.40          0.5%        9.2%    14.0x     12.2x      1.21x    1.12x

American General                   $24.78          3.2%       14.3%    14.1x     12.2x      1.86x    1.75x
Conseco (d)(e)                      25.21          0.3        20.4     11.3       8.1       1.61     1.65
Equitable Cos                       19.12          0.6        12.3     14.3      13.7       1.70     1.68
Equitable of Iowa                   28.00          1.2        14.3     14.3      12.9       1.91     1.84
Protective Life                     19.98          1.7        17.3     14.5      12.2       2.05     2.11
Providian (d)                       30.89          2.0        16.2     12.0      11.2       1.87     1.80
Reliastar Financial Corp. (d)       35.40          1.9        14.5     12.9      11.5       1.79     1.67
SunAmerica, Inc.                    12.46          0.8        21.1     21.8      18.8       4.13     3.97

-------------------------------------------------------------------------------
Median               1.4%     15.3%     14.2x     12.2x     1.86x    1.78x
-------------------------------------------------------------------------------
Mean                 1.5      16.3      14.4      12.6      2.11     2.06

High                 3.2      21.1      21.8      18.8      4.13     3.97

Low                  0.3      12.3      11.3       8.1      1.61     1.65

(a) Market prices as of the close on February 18, 1997.
(b) Based on median IBES estimates as of January 16, 1997. Earnings estimate for SunAmerica is calendarized.
(c) Based on 1997E IBES earnings estimate and December 31, 1996 book value.
(d) Book value as of September 30, 1996.
(e) 1996 EPS is the IBES median estimate.



----------------------
   Salomon Brothers
   ----------------------

Summary of Valuation Analyses

----------------------
   Salomon Brothers
   ----------------------

Summary of Valuation Results





                                       APY               Selected Range of                            Implied
                                 Reference             Multiples and Premiums                    Value Per APY Shares
                                     Point         -----------------------------            -----------------------------
                                                   Low        Median       High             Low        Median        High
------------------------------------------------------------------------------------------------------------------------------------
Comparable Company Analysis

    Price to 1996 Earnings           $1.96         10.4x      14.1x        20.5x            $20.37     $27.64        $40.10
    Price to 1997E Earnings-IBES      2.30          8.9       11.9         16.4              20.50      27.34         37.76
    Price to 1997E Earnings-Mgmt.     2.14          8.9       11.9         16.4              19.07      25.44         35.13
    Price to 12/31/96 Book Value     26.99         1.16       1.36         2.09              31.38      36.69         56.37
    Price to Pre FAS 115 12/31/96
      Book Value                     24.86         1.26       1.64         2.14              31.42      40.76         53.28
------------------------------------------------------------------------------------------------------------------------------------
Recapitalization Analysis

    Adjusted 1997E EPS               $1.74          8.9x      11.9x        16.4x            $15.55     $20.74        $28.64
    Dividend Per Share                7.67                                                    7.67       7.67          7.67
                                                                                            ------     ------        ------
        Total Value Per Share                                                                23.22      28.41         36.31

    Adjusted Book Value Per Share   $19.30         1.16x      1.36x        2.09x            $22.44     $26.23        $40.30
    Dividend Per Share                7.67                                                    7.67       7.67          7.67
                                                                                            ------     ------        ------
        Total Value Per Share                                                                30.11      33.90         47.97
------------------------------------------------------------------------------------------------------------------------------------
Discounted Cash Flow Analysis

    Base Case
    ---------
    Terminal Multiple to Earnings                  12.0x      13.0x        14.0x
        11% Discount Rate                                                                   $28.19     $29.77        $31.36
        13% Discount Rate                                                                    26.31      27.76         29.21

    Upside Scenario
    ---------------
    Terminal Multiple to Earnings                  12.0x      13.0x        14.0x
        11% Discount Rate                                                                   $34.81     $36.86        $38.92
        13% Discount Rate                                                                    32.38      34.26         36.14
------------------------------------------------------------------------------------------------------------------------------------
Dividend Discount Analysis
    Terminal Multiple to Earnings                  12.0x      13.0x        14.0x
        11% Discount Rate                                                                   $28.10     $29.72        $31.34
        13% Discount Rate                                                                    26.01      27.49         28.97
------------------------------------------------------------------------------------------------------------------------------------

----------------------
   Salomon Brothers
   ----------------------


                                                                       Selected Range of                        Implied
                                                                     Multiples and Premiums                Value Per APY Share
                                                         APY     --------------------------------   --------------------------------
                                                     Reference         25th                  75th         25th                  75th
                                                         Point   Percentile    Median  Percentile   Percentile   Median   Percentile
------------------------------------------------------------------------------------------------------------------------------------
Analysis of Selected Going Private Transactions(a)
   Premium to Market One Week Prior                     $29.25      15.4%       21.3%      38.1%       $33.76     $35.49      $40.40
------------------------------------------------------------------------------------------------------------------------------------
Analysis of Selected Insurance Company Acquisitions(a)

   Price to Earnings                                     $1.96       7.7x       14.4x      26.3x       $15.01     $28.16      $51.64
   Price to Book                                         26.99      1.03        1.19       1.38         27.82      32.17       37.37
   Premium to Market One Month Prior                     28.63      15.5%       30.7%      58.8%        33.07      37.42       45.46
------------------------------------------------------------------------------------------------------------------------------------

(a) The high and low statistics were not considered meaningful.



----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Comparable Company Analysis

        We have analyzed the market valuations, trading history and operating data for selected property and casualty companies comparable to APY.

        . In our analysis we reviewed APY's market valuation multiples based on both its current market price ($31.38) and the proposed deal price ($33.00).

        . We analyzed the following peer group market multiples in order to arrive at an implied valuation for APY:

                 (i) Price to operating earnings (actual '96 and projected 1997)

                (ii) Price to book value (with and without the impact of FAS
                     No.115)

        . Also, we reviewed the following operating data for the peer group companies from '92 - '95 (and '96 where available):

        - Capitalization structure (i.e. debt/capitalization, coverage ratios)

        - Operating performance including revenues; net premiums written; net income; return on equity; statutory expense, loss and combined ratios and net premiums written/statutory surplus

----------------------
   Salomon Brothers
   ----------------------

Market Data for Selected Property/Casualty Companies

                                                                                % Price      % Price
                                                                                Change       Change             52-Week Range
                               Market         Enterprise        Current          Since        Since          ---------------------
Company                         Value           Value           Price(a)        1/1/96       12/17/96        High           Low
------------------------------------------------------------------------------------------------------------------------------------
Allmerica P&C
   Current Price               $1,871.5        $1,899.5        $31.38          16.2%           11.1%           $31.88       $25.00
   Offer Price                  1,968.4         1,996.4         33.00          22.2            16.8              -            -

ALLIED Group (f)                 $657.2          $734.0        $32.38          34.9             7.0             34.25       $22.31
American States Fin. Corp       1,628.9         1,928.3         27.13           NM              6.9             27.88        19.38
Chubb                          10,208.0        11,536.5         58.00          15.7            10.7             58.00        40.88
Cincinnati Financial            3,794.9         4,127.7         68.13           8.8             9.4             68.13        53.25
Citizens Corporation              877.2           877.2         24.88          33.6            14.4             24.88        17.63
Commerce Group                    897.1           897.1         24.88          19.9             3.1             25.75        18.50
Harleysville Group(f)(g)          432.8           530.5         30.75          (4.7)            1.7             31.50        24.50
Horace Mann                       957.3         1,106.9         42.50          32.3             7.6             43.38        28.00
Ohio Casualty                   1,440.7         1,495.7         41.00           5.8            18.0             41.75        30.00
SAFECO Corp.(f)                 5,199.8         6,391.7         41.25          16.2             2.5             42.38        30.88
Selective Ins. Group Inc.(f)      614.4           725.3         42.00          15.9            10.5             43.50        31.00
The St. Paul Companies          5,839.7         6,770.5         70.38          24.6            21.1             71.00        50.13
State Auto Fin.(f)(g)             325.6           325.6         18.00           2.9            10.8             19.00        12.75
USF&G(f)                        2,602.2         3,361.2         22.50          31.4            13.2             22.88        14.25
W.R. Berkley(f)(g)                998.4         1,515.4         50.88          (4.5)            0.5             53.50        40.25

                                                                Book
                                                                Value                           1997
                              1996A             1997E           per Share       Dividend        Implied
Company                       EPS               EPS (b)         12/31/96        Yield           ROE(c)
-------------------------------------------------------------------------------------------------------------
Allmerica P&C
   Current Price              $1.96            $2.30           $26.99           0.5%            8.5%
   Offer Price                  --              --              --              0.5             --

ALLIED Group (f)              $2.30            $2.87           $15.50           1.9%           18.5%
American States Fin. Corp      2.61             2.80            22.25           3.1            12.6
Chubb                          3.58             4.18            32.38           1.9            12.9
Cincinnati Financial           3.33             4.15            56.78           2.4             7.3
Citizens Corporation           2.12             2.15            21.39           0.8            10.0
Commerce Group                 2.18             2.37            16.28           4.0            14.6
Harleysville Group(f)(g)       1.90             3.45            25.02           2.7            13.8
Horace Mann                    3.11             3.55            21.50           1.3            16.5
Ohio Casualty                  2.76             3.05            33.44           3.9             9.1
SAFECO Corp.(f)                3.02             3.30            31.02           2.8            10.6
Selective Ins. Group Inc.(f)   3.60             4.33            30.90           2.7            14.0
The St. Paul Companies         4.55             5.65            48.06           2.7            11.8
State Auto Fin.(f)(g)          1.10             1.60             9.72           0.9            16.5
USF&G(f)                       1.37             1.60            13.43           0.9            11.9
W.R. Berkley(f)(g)             3.60             4.28            39.04           1.0            11.0

                                            Price as a Multiple of: (a)
                                ----------------------------------------------------
                                                        Pre             Post            Enterprise
                                                        FAS 115         FAS 115         Value/
                                1996A      1997         Book            Book            Statutory
Company                         EPS        IBES(b)      Value(d)        Value           Surplus(e)
----------------------------------------------------------------------------------------------------
Allmerica P&C
   Current Price                16.0x        13.6x      1.26x           1.16x           1.65x
   Offer Price                  16.8         14.3       1.33            1.22            1.73

ALLIED Group (f)                14.1x        11.3x      2.14x           2.09x           2.57x
American States Fin. Corp       10.4          9.7       1.35            1.22            1.91
Chubb                           16.2         13.9       1.85            1.79            4.38
Cincinnati Financial            20.5         16.4       2.06            1.20            3.24
Citizens Corporation            11.7         11.6       1.26            1.16            1.41
Commerce Group                  11.4         10.5       1.55            1.53            2.04
Harleysville Group              16.2          8.9       1.27            1.23            1.75
Horace Mann                     13.7         12.0       2.03            1.98            3.05
Ohio Casualty                    NM          13.4       1.64            1.23            1.54
SAFECO Corp.(f)                 13.7         12.5       1.63            1.33            2.70
Selective Ins. Group Inc.(f)    11.7          9.7       1.50            1.36            2.02
The St. Paul Companies          15.5         12.5       1.68            1.46            2.71
State Auto Fin (f)(g)           16.4         11.3       1.89            1.85            2.79
USF&G(f)                        16.4         14.1       1.66            1.68            1.70
W.R. Berkley(f)(g)              14.1         11.9       1.33            1.30            1.80



Summary for all Comparables

                                                 Price as a Multiple of: (a)
                                 ----------------------------------------------------------
                                                       Pre         Post        Enterprise
                      1997                             FAS 115     FAS 115     Value/
          Dividend    Implied    1996A      1997       Book        Book        Statutory
          Yield       ROE(c)     EPS        IBES(B)    Value(d)    Value       Surplus (e)
-------------------------------------------------------------------------------------------
Median    2.4%        12.6%      14.1x      11.9x      1.64x       1.36x       2.04x
-------------------------------------------------------------------------------------------
Mean      2.2         12.7       14.4       12.0       1.66        1.49        2.37
High      4.0         18.5       20.5       16.4       2.14        2.09        4.38
Low       0.8          7.3       10.4        8.9       1.26        1.16        1.41

Source: Company SEC filings.

NA - Not Available; NM- Not Meaningful.
(a)  Prices as of February 18, 1997.
(b)  Earnings based on median IBES estimates as of January 16, 1997.
(c)  Based on 1997E IBES earnings estimate and December 31, 1996 book value.
(d)  Book value before the mark-to-market adjustment.
(e)  Statutory surplus as of December 31, 1995.
(f)  Book value as of September 30, 1996.
(g)  1996 EPS is the IBES median estimate.

----------------------
   Salomon Brothers
   ----------------------

APY: Peer Performance Comparison



                                                                                                Median Average for
                                                                APY                                 Peer Group (a)
==================================================================================================================
Capitalization Statistics ('96)
  Long-Term Debt/Total Capitalization (b)                      0.0%                                      16.0%
  Total Debt/Total Capitalization (b)                          1.7%                                      19.7%

Operating Statistics ('92-'95)
  Net Premiums Written - CAGR                                  3.0%                                       6.6%
  Net Income - CAGR                                            2.2                                        3.0

  Average Combined Ratio (c)                                 103.4%                                     103.9%
  Average Loss Ratio (c)                                      72.7                                       73.0
  Average Expense Ratio (c)                                   30.7                                       31.1

  Average Net Premium Written/Statutory Surplus               1.87  x                                    1.76  x
------------------------------------------------------------------------------------------------------------------


  (a) Peer group includes ASX, CB, CINF, CGI, HMN, OCAS, SAFC, SIGI, SPC, FG and BKLY.
  (b) Total Capitalization of APY, CINF, HMN, and OCAS as of 12/31/96. All others as of 9/30/96.
  (c) Statutory


----------------------
   Salomon Brothers
   ----------------------

Capitalization Statistics for Selected P&C Companies



                                       American States    The Chubb      Cincinnati      Commerce
                                       Financial Corp.   Corporation   Financial Corp.   Group Inc.   Horace Mann    Ohio Casualty
                                      ----------------------------------------------------------------------------------------------
Ratings (Moody's/S&P)
   Senior Debt                               -/-           Aa2/AA+          A2/AA-          -/-         Baa2/A-  (c)       -/-
   Subordinated Debt                         -/-            Aa3/-            -/-            -/-         -/BBB+             -/-
   Preferred Stock                           -/-             -/-             -/-            -/-          -/-               -/-
   Claims-Paying Rating                    Aa3/Aa          Aaa/AA-           -/-          -/BBBQ         A3/AA-            -/A+
   A.M Best Rating                           A+              A++             A++             A             A                A+

Capitalization:
   Short-Term Debt                             $0.0           $250.5          $262.1           $0.0         $34.4            $0.0
   Long-Term Debt                             299.5          1,078.0            79.8            0.0          99.6            55.0
                                      ..............................................................................................
    Total Debt                                299.5          1,328.5           341.9            0.0         134.0            55.0
                                      ----------------------------------------------------------------------------------------------

   Preferred Stock                             $0.0             $0.0            $0.0           $0.0          $0.0            $0.0
   Common Equity                            1,262.1          5,410.6         3,162.9          559.5         484.4         1,175.1
                                      ..............................................................................................

    Total Equity                            1,262.1          5,410.6         3,162.9          559.5         484.4         1,175.1
                                      ----------------------------------------------------------------------------------------------

   Total Capitalization                    $1,561.6         $6,739.1        $3,504.8 (b)     $559.5        $618.4(b)     $1,230.1(b)
                                      ----------------------------------------------------------------------------------------------

Capitalization Ratios:
   Long-Term Debt / Total Cap.               19.2 %          16.0 %           2.3  %           0.0 %         16.1  %       4.5 %
   Total Debt / Total Capitalization         19.2            19.7             9.8              0.0           21.7          4.5
   Total Debt + Pref./ Total Cap.            19.2            19.7             9.8              0.0           21.7          4.5
   Total Debt / Common Equity                23.7            24.6            10.8              0.0           21.7          4.7

   Common Equity / Total Assets              22.8            22.9            44.9             32.9           12.5         30.1

Coverage Ratios:
   EBIT / Interest Expense (a)               9.15 x          8.74 x          10.15 x          NM             10.59 x      NM
   EBIT / Int Exp. + Preferred Divs. (a)     9.15            8.74            10.15            NM             10.59        NM
                                      ..............................................................................................

Note: Data as of 9/30/96 unless stated otherwise.
(a)  EBIT excludes investment gains and losses and extraordinary items.
(b)  As of 12/31/96
(c)  Rating for Horace Mann Life.


----------------------
   Salomon Brothers
   ----------------------

Capitalization Statistics for Selected P&C Companies Continued

                                                                                                                Allmerica
                                                                                                                Property &
                                                   The St. Paul    Selective Ins.                               Casualty
                                    Safeco Corp.     Companies       Group Inc.        USF&G       W.R.Berkley  Cos. Inc.   MEDIAN
                                ------------------------------------------------------------------------------- ---------- ---------
                                                                                                                Citizen's/
                                                                                                                Hanover
Ratings (Moody's/S&P)
   Senior Debt                        Aa3/AA          Aa3/AA          -/BBB+          Baa2/BBB        A3/A       -/-  -/-
   Subordinated Debt                    -/-             -/-           Ba3/BB          Baa3/BBB-       Baa1/-     -/-  -/-
   Preferred Stock                      -/-           Aa3/AA            -/-           Baa3/BBB-      a3/BBB+     -/-  -/-
   Claims-Paying Rating               Aa1/AAA         Aa1/AAA          -/A+             A3/A           -/-      -/-  A1/Aa-
   A.M. Best Rating                     A++             A+r             A+               Ar            A+r         A+/-

Capitalization:
   Short-Term Debt                       $992.0          $178.5           $0.0            $0.0           $0.0       $28.0
   Long-Term Debt                         200.0           529.1          110.9           530.0          390.0         0.0
                                ............................................................................... ..........
    Total Debt                          1,192.0           707.6          110.9           530.0          390.0        28.0
                                ------------------------------------------------------------------------------- ----------

   Preferred Stock                         $0.0          $223.8           $0.0          $213.0         $127.0        $0.0
   Common Equity                        3,910.0         3,856.9          452.0         1,553.0          766.3     1,608.5
                                ............................................................................... ..........

    Total Equity                        3,910.0         4,080.6          452.0         1,766.0          893.3     1,608.5
                                ------------------------------------------------------------------------------- ----------

    Total Capitalization               $5,101.9        $4,788.2         $562.9        $2,296.0       $1,283.4    $1,636.5 (b)
                                ------------------------------------------------------------------------------- ----------

Capitalization Ratios:
    Long-Term Debt / Total Cap.             3.9 %          11.0 %         19.7 %          23.1 %         30.4 %       0.0 %  16.0 %
    Total Debt / Total
     Capitalization                        23.4            14.8           19.7            23.1           30.4         1.7    19.7
    Total Debt + Pref. / Total
     Cap.                                  23.4            19.5           19.7            32.4           40.3         1.7    19.7
    Total Debt / Common Equity             30.5            18.3           24.5            34.1           50.9         1.7    24.5

    Common Equity / Total Assets           20.3            18.9           20.9            10.7           20.1        28.2    20.9

Coverage Ratios:
    EBIT / Interest Expense (a)             8.43 x          5.35 x        7.48 x          4.10 x         4.52 x      NM       8.43 x
    EBIT / Int.Exp. + Preferred
     Divs. (a)                              8.43            4.52          7.48            2.73           3.18        NM       8.43
                                ................................................................................ ......... .........

Note: Data as of 9/30/96 unless stated otherwise.
(a)   EBIT excludes investment gains and losses and extraordinary items.
(b)   As of 12/31/96

---------------------
   Salomon Brothers
   --------------------

Operating Statistics for Selected P&C Companies


                                       American States    The Chubb      Cincinnati      Commerce
                                       Financial Corp    Corporation   Financial Corp   Group, Inc.   Horace Mann   Ohio Casualty
                                       ---------------------------------------------------------------------------------------------
Total Revenues
     1995                                  $2,026          $6,089         $1,656           $684          $741           $1,268
     1994                                   2,026           5,710          1,513            699           712            1,322
     1993                                   2,272           5,500          1,442            626           708            1,401
     1992                                   2,396           4,941          1,304            465           704            1,538
     CAGR                                    (5.4)%           7.2%           8.3%          13.7%          1.7%            (6.2)%

Total Net Premiums Written
     1996                                  $1,673          $4,800         $1,384           $712          $705           $1,209
     1995                                   1,716           4,306          1,303            603           702            1,251
     1994                                   1,656           3,951          1,198            589           693            1,286
     1993                                   1,709           3,646          1,131            563           647            1,306
     1992                                   1,973           3,243             NA            509           633            1,509
     CAGR                                    (4.0)%          10.3%           6.9%           8.7%          2.7%            (5.4)%

1995 Breakdown of P&C Prems. Written
     % of Total                              59.3%           78.4%          70.0%           1.0%          0.0%            23.9%
     % of Total                              40.7            21.6           30.0           99.0         100.0             76.1

Net Income
     1996                                    $170            $695           $224             NA           $65             $103
     1995                                     178             697            227            110            74              100
     1994                                     185             528            201            123            63               97
     1993                                     206             344            216             75            77               87
     1992                                     106             617            171             84            58               99
     CAGR                                    12.5%            3.0%           6.9%           9.3%          2.7%             1.0%

Return on Equity (a)
     1996                                    11.6%           12.7%           7.7%            NA          13.5%             9.0%
     1995                                    11.4            14.7            9.9           22.9          16.8             10.2
     1994                                    11.6            12.5           10.4           30.8          14.9             11.3
     1993                                    12.9             8.4           11.8           22.6          19.6             10.3
     1992                                     7.2            16.5           10.9           36.4          17.5             12.3
     Average ROE                             10.9%           13.0%          10.1%          28.2%         16.5%            10.6%

Note: CAGR and Average calculated for years shown, excluding years where "NA" is indicated, unless noted otherwise.

(a)  Calculated as Net Income/Average Common Equity


----------------------
   Salomon Brothers
   ----------------------

Operating Statistics for Selected P&C Companies Continued

                                                                                                 Allmerica
                                                    Selective Ins.                               Property &
                         Safeco Corp.    St. Paul    Group Inc.     USF&G    W.R. Berkley    Casualty Cos. Inc.     MEDIAN
                         --------------------------------------------------------------------------------------------------
Total Revenues
   1995                     $3,869         $5,410        $839         $3,459       $1,022           $2,095
   1994                      3,727          4,701         768          3,310          831            2,005
   1993                      3,538          4,460         680          3,323          673            1,953
   1992                      3,420          4,499         620          3,712          567            1,923
   CAGR                        4.2%           6.3%       10.6%          (2.3)%       21.7%             2.9%            6.3%

Total Net Premiums
    Written
     1996                     NA           $4,396        $692            NA           NA            $1,914
     1995                    2,207          4,243         757          2,563          860            1,885
     1994                    2,103          3,623         698          2,389          718            1,823
     1993                    2,000          3,179         607          2,502          538            1,745
     1992                    1,820          3,142         560          2,475          418            1,700
     CAGR                      6.6%           8.8%        5.4%           1.2%        27.2%             3.0%             6.6%

1995 Breakdown of
P&C Prems. Written
   % of Total                 25.4%          52.1%       70.6%          67.1%         0.0%            39.6%            52.1%
   % of Total                 74.6           47.9        29.4           32.9        100.0             60.4             47.9

Net Income
    1996                      $439           $450         $56           $261          NA             $146
    1995                       399            521          53            209          50              140
    1994                       314            443          38            237          25               99
    1993                       429            428          23            168          52              256
    1992                       311           (156)         54             29          52              134
    CAGR                       9.0%           1.7%(b)     0.8%          15.8%(b)    (1.7)%            2.2%              3.0%

Return on Equity(a)
    1996                      11.1%          11.7%       12.5%          13.8%         NA              9.6              11.7%
    1995                      11.7           16.2        13.9           14.5         6.5             10.2              13.9
    1994                      11.2           15.4        11.7           21.4         4.4              8.2              11.7
    1993                      16.4           16.4         7.1           17.5        10.3             23.6              12.9
    1992                      13.3           (6.6)       18.5            3.4        11.7             14.9              12.3
    Average ROE               12.8%          10.6%       12.8%          14.2%        8.2%            13.3%             12.8%

Note: CAGR and Average calculated for years shown, excluding years where "NA" is indicated, unless noted otherwise.
(a)    Calculated as Net Income/Average Common Equity
(b)    Calculated for years '93-'96.


----------------------
 Salomon Brothers
----------------------

Operating Statistics for Selected P&C Companies Continued

                               American States     The Chubb      Cincinnati        Commerce
                               Financial Corp      Corporation    Financial Corp    Group Inc.    Horace Mann   Ohio Casualty
                              -----------------------------------------------------------------------------------------------
Statutory Ratios:
Combined Ratio
    1996                              105.8 %           98.3 %           103.0 %        98.0 %         93.5 %         109.5 %
    1995                              103.6             96.8              99.4          91.0           93.3           104.0
    1994                              104.6             99.5              NA            91.7           93.7           103.8
    1993                              107.1            114.8              NA            93.7           93.3           110.3
    1992                              112.5            101.1              NA            94.3           97.1           108.0
    Average Combined Ratio            106.7 %          102.1 %            101.2 %       93.7 %         94.2 %         107.1 %

Loss Ratio
    1995                               71.3 %           64.7 %             72.3 %       62.0 %         73.5 %          71.4 %
    1994                               73.0             67.0               NA           64.6           73.8            71.6
    1993                               75.4             82.5               NA           68.0           73.6            76.7
    1992                               81.9             66.7               NA           66.2           77.3            74.5
    Average Loss Ratio                 75.4 %           70.2 %             NA           65.2 %         74.6 %          73.6 %

Expense Ratio
    1995                               32.3 %           32.1 %             27.1 %       29.0 %         19.8 %          32.6 %
    1994                               31.6             32.5               NA           27.1           19.8            32.2
    1993                               31.7             32.3               NA           25.7           19.6            33.6
    1992                               30.6             34.4               NA           28.1           19.6            33.5
    Average Expense Ratio              31.6 %           32.8 %             NA           27.5 %         19.7 %          33.0 %

Net Premiums Written / Surplus Ratio
    1995                               1.70 x           1.64 x             NA           1.37 x         1.94 x          1.43 x
    1994                               1.70             1.78               NA           1.68           2.09            1.95
    1993                               1.60             NA                 NA           1.98           2.04            1.83
    1992                               1.90             NA                 NA           2.30           NA              2.24
    Average NPW / Surplus              1.73 x           1.71 x             NA           1.83 x         2.02 x          1.86 x


Note: CAGR and Average calculated for years shown, excluding years where "NA" is indicated, unless noted otherwise.


----------------------
   Salomon Brothers
   ----------------------

Operating Statistics for Selected P&C Companies Continued

                                                                                                           Allmerica
                                                           Selective Ins.                                   Property
                                Safeco Corp.    St. Paul     Group Inc.     USF&G        W.R. Berkley   Casualty Cos. Inc.  MEDIAN
                            --------------------------------------------------------------------------------------------------------
Statutory Ratios:

Combined Ratios
    1996                             NA          105.5 %       102.9 %        NA               NA            104.5 %        103.0 %
    1995                             99.7        101.8         101.6        105.8            102.5           101.0          101.6
    1994                            103.8        102.3         104.3        107.9            105.0           105.3          103.8
    1993                             99.5        104.5         108.5        108.8            103.3           102.7          105.8
    1992                            104.1        117.8         107.9        116.6            104.9           104.5          106.4
    Average Combined Ratio          101.8 %      106.4 %       105.0 %      109.8 %          103.9 %         103.6 %        103.9 %

Loss Ratio
    1995                             70.6 %       72.1 %        71.2 %       72.4 %           70.7 %          69.9 %         71.3 %
    1994                             74.4         72.1          71.7         73.1             73.7            73.6           72.6
    1993                             70.0         72.5          71.8         75.3             71.1            72.2           73.1
    1992                             74.5         85.6           NA          81.8             73.7            75.1           74.5
    Average Loss Ratio               72.4 %       75.6 %        71.6 %       75.7 %           72.3 %          72.7 %         73.0 %

Expense Ratio
    1995                             28.4 %       29.7 %         NA          33.4 %           31.3 %          31.1 %         30.5 %
    1994                             28.2         30.2           NA          34.8             30.8            31.7           30.8
    1993                             28.4         32.0           NA          33.5             31.7            30.5           31.7
    1992                             28.7         32.2           NA          34.8             30.6            29.4           30.6
    Average Expense Ratio            28.4 %       31.0 %         NA          34.1 %           31.1 %          30.7 %         31.1 %

Net Premiums Written/Surplus Ratio
    1995                             1.20 x       1.70 x        2.10 x       1.91 x           1.02 x          1.64 x         1.67 x
    1994                             1.40         1.91          2.40         1.47             1.07            1.84           1.74
    1993                             1.30         1.77          2.60         1.59             0.81            1.82           1.77
    1992                             1.30         NA            2.50         NA               1.00            2.20           2.07
    Average NPW/Surplus              1.30 x       1.79 x        2.40 x       1.66 x           0.98 x          1.87 x         1.76 x

Note: CAGR and Average calculated for years shown, excluding years where "NA" is indicated, unless noted otherwise.
----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Recapitalization Analysis

        . In our recapitalization analysis, we attempted to enhance the "efficiency" of APY's capitalization by adding financial leverage and distributing excess capital (both improve return on equity).

                 (i) $200 million of excess capital is assumed to be distributed to APY shareholders in the form of a dividend.


                (ii) subsequent to (i) debt is added to APY's capitalization to increase the debt/capitalization ratio to 20%. The proceeds from the debt are assumed to be distributed to APY shareholders in the form of a dividend.

        . The total implied value for APY was based on the total dividend ($7.67 per share) plus comparable company valuation multiples to pro forma book value ($19.30) and E1997 earnings ($1.74).

        .       The recapitalization analysis follows on the next page.

----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Recapitalization Analysis



                                                          APY             Dividend        Leverage           APY
                                                     12/31/96          Adjustments     Adjustments     Pro Forma
                                                    ---------         -------------   -------------   ----------
Balance Sheet
Total Assets                                         $5,703.9              $(200.0)                     $5,503.9
                                                   ==========                                         ==========
Debt                                                     28.0                             $257.4           285.4
Other Liabilities                                     3,935.3                                            3,935.3
                                                   ----------                                         ----------
  Total Liabilites                                    3,963.3                                            4,220.7

Minority Interest                                       132.1                                              132.1

Equity                                                1,608.5               (200.0)       (257.4)        1,151.1
                                                   ----------                                         ----------
Total Liabilities and Equity                          5,703.9                                            5,503.9
                                                   ==========                                         ==========

Earnings
Management 1997 Projected Operating Earnings           $127.5                (10.0) (a)    (13.4) (b)     $104.1
Shares Outstanding                                       59.6                                               59.6
                                                   ----------                                         ----------
  Earnings Per Share                                    $2.14                                              $1.74

Cash Distribution Per APY Shares                                                                            7.67

Book Value Per Share                                    26.99                                              19.30

Ratios
Debt/Total Capital                                        1.7%                                              20.0
Return on Equity                                          7.9                                                9.0

(a) Assumes a 5.0% after tax cost of cash.
(b) Assumes new debt issued at 8.0% (a 120 bp reoffer spread to the 30 year Treasury currently at 6.83%)


----------------------
   Salomon Brothers
   ----------------------

Recapitalization Valuation Summary



-------------------------------------------
Assumptions
-------------------------------------------
Pro Forma EPS (Management Case)       $1.74
Pro Forma Book Value per Share        19.30
Cash Distribution per Share            7.67
-------------------------------------------



                                                 Multiple of 1997 Earnings
                                        ---------------------------------------
                                               8.9 x       11.9 x       16.4 x
-------------------------------------------------------------------------------
Pro Forma APY Value                         $15.55       $20.74       $28.64
Cash Distribution                             7.67         7.67         7.67
Total Value per Share to APY            ------------   -----------  -----------
 Shareholders                               $23.22       $28.41       $36.31




                                            Multiple of Adjusted Book Value
                                        ---------------------------------------
                                             1.16 x        1.36 x       2.09 x
-------------------------------------------------------------------------------
Pro Forma APY Value                         $22.44       $26.23       $40.30
Cash Distribution                             7.67         7.67         7.67
Total Value per Share to APY            ------------   -----------  -----------
 Shareholders                               $30.11       $33.90       $47.97




----------------------
  Salomon Brothers
  ----------------------

Valuation Methodology: Discounted Cash Flow Analysis Assumptions

        Base Case:

        . Statutory results for Hanover and Citizens were projected through 2001 (five years)

                - 1997 based on management projections

                - 1998 - 2001 based on Salomon estimates

        . Free cash flows based on the maximum statutorily allowable dividend for Hanover and a dividend of $7.1 MM from Citizens.

        . Free cash flows and terminal value (in year 2001) discounted using factors of 11% and 13%

        .       Terminal value based on projected 2002 statutory earnings

                -     11 - 15x statutory earnings

        . Total APY value based on Hanover's value plus 82.5% of Citizen's terminal value

----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Discounted Cash Flow Analysis Assumptions

        Upside Scenario

        . Hanover's expense ratio is reduced by 0.7 points per year from 1998 through 2001.



        . Hanover's loss ratio is reduced by 0.3 points per year from 1998 through 2001.



        . The assumptions for Citizens remain the same as in the Base Case Scenario.

----------------------
   Salomon Brothers
   ----------------------

Summary of Discounted Cash Flow Analysis: Base Case

                                               Projected
                           ---------------------------------------------------
                              1997      1998      1999      2000      2001
------------------------------------------------------------------------------
Hanover
Dividends Paid              $ 120.4   $ 119.4    $ 72.3    $ 57.6    $ 84.4
Stat Net Inc.                  50.5      54.3      63.4      59.1      78.8
Stat Surplus (a)            1,194.1   1,189.3   1,238.0   1,307.0   1,375.6

Citizens
Dividends Paid                $ 7.1     $ 7.1     $ 7.1     $ 7.1     $ 7.1
Stat Net Inc.                  80.3      80.2      76.8      88.9      96.9
Stat Surplus                  672.6     745.8     815.5     897.4     987.3
------------------------------------------------------------------------------

                                             Combined Value
                            At a terminal value multiple of Stat. Net Inc.:
Discount               ------------------------------------------------------------
 Rate                          11.00x     12.00x     13.00x      14.00x     15.00x
-----------------------------------------------------------------------------------
11.0%  Aggregate Value      $1,586.8   $1,681.4   $1,776.0    $1,870.5   $1,965.1
       Value Per APY Share     26.60      28.19      29.77       31.36      32.94

13.0   Aggregate Value       1,482.9    1,569.4    1,655.9     1,742.5    1,829.0
       Value Per APY Share     24.86      26.31      27.76       29.21      30.66

(a) Ending surplus includes 82.5% of the change in Citizens' surplus.

----------------------
   Salomon Brothers
   ----------------------

Summary of Discounted Cash Flow Analysis: Upside Scenario


                                               Projected
                           ---------------------------------------------------
                              1997      1998      1999      2000      2001
------------------------------------------------------------------------------
Hanover
Dividends Paid              $ 120.4   $ 119.4    $ 98.9    $ 84.0   $ 120.8
Stat Net Inc.                  50.5      63.1      81.2      85.5     115.2
Stat Surplus (a)            1,194.1   1,198.2   1,238.0   1,307.0   1,375.6

Citizens
Dividends Paid                $ 7.1     $ 7.1     $ 7.1     $ 7.1     $ 7.1
Stat Net Inc.                  80.3      80.2      76.8      88.9      96.9
Stat Surplus                  672.6     745.8     815.5     897.4     987.3
------------------------------------------------------------------------------

                                             Combined Value
                            At a terminal value multiple of Stat. Net Inc.:
Discount               ------------------------------------------------------------
 Rate                          11.00x     12.00x     13.00x      14.00x     15.00x
-----------------------------------------------------------------------------------
11.0%  Aggregate Value      $1,953.6   $2,076.3   $2,198.9    $2,321.5   $2,444.1
       Value Per APY Share     32.75      34.81      36.86       38.92      40.98

13.0   Aggregate Value       1,819.4    1,931.5    2,043.7     2,155.8    2,268.0
       Value Per APY Share     30.50      32.38      34.26       36.14      38.02


(a) Ending surplus includes 82.5% of the change in Citizens' surplus.


----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology:  Dividend Discount Model



        In our dividend discount model, we attempt to capture the value of the future stream of dividend payments to APY shareholders.

        . The operating earnings per share for 1997 are management's estimate of $2.14. For the following years, we estimate growth at 5% per annum.(a)


        . The dividend payout ratio is held constant at the current level of 8.2%.


        . The terminal value was based on a multiple of projected 2002 earnings.


        .    The range of discount rates used was 10-14%






        (a) The 1992-1996 average annual growth in operating earnings and operating earnings per share are 0.7% and 1.5%,; APY management's '96-'97 projected growth rates are 8.4% and 9.0%, respectively.

     ----------------------
        Salomon Brothers
        ----------------------

Valuation Methodology: Dividend Discount Model



                                                                                                                   Assumed
                                                                                                                      CAGR
APY Projections                             1997         1998          1999           2000             2001        '97-'01
--------------------------------------------------------------------------------------------------------------------------------
Operating Earnings per Share(a)           $2.14         $2.25         $2.36          $2.48            $2.60           5.0%

Dividends per Share                        0.17          0.18          0.19           0.20             0.21           5.0

Payout Ratio                                8.2%          8.2%          8.2%           8.2%             8.2%           --


                                                        Terminal Value as a Multiple of 2002 Operating Earnings
                  Assumed               ........................................................................................
            Discount Rate                     11.0 x            12.0 x           13.0 x           14.0 x            15.0 x
--------------------------------------------------------------------------------------------------------------------------------
                    10.0%                   $27.54            $29.23           $30.93           $32.62            $34.32
                    11.0                     26.48             28.10            29.72            31.34             32.97
                    12.0                     25.48             27.03            28.58            30.13             31.68
                    13.0                     24.53             26.01            27.49            28.97             30.46
                    14.0                     23.62             25.04            26.46            27.88             29.29

(a) Based on management's projection for 1997 and an assumed growth rate of 5.0% thereafter.


----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Acquisition of Minority Interests by Controlling Stockholders



        . On the following pages, we have outlined precedent transactions involving the acquisition by controlling stockholders of minority interests.

                     For all transactions analyzed, the median offer premium to the stock price one week prior and one month prior to announcement is 21.3% and 22.8%, respectively.

                     Excluding withdrawn offers, the median offer premium to the stock price one week prior and one month prior to announcement is 21.3% and 23.5%, respectively.

        . We have separately analyzed those transactions involving insurance companies.

                     For insurance transactions, the median offer premium to the stock price one week prior and one month prior to announcement is 21.4% and 22.3%, respectively.




     ----------------------
        Salomon Brothers
        ----------------------

Valuation Methodology: Acquisition of Minority Interests by
Controlling Stockholders

                             Per Share                 % Change
      Date              ------------------                 From
-------------------     Initial     Final      Offer    Initial
Announced Completed      Price      Price     Amended?    Offer Acquiror Name               Target Name
------------------------------------------------------------------------------------------------------------------------------------
1/13/97   (pending)      $36.00        --       --         --  Zurich Group                   Zurich Reinsurance Centre Holding
11/27/96  (pending)       14.25     14.25       no         --  JW Childs Equity Partners LP   Central Tractor Farm & Country
11/20/96  (pending)       19.00     22.50      yes       18.4% Andrews Group Inc.             Toy Biz Inc.
10/10/96  (pending)       10.00     10.00       no         --  Renco Group Inc.               WCI Steel Inc
9/9/96    9/23/96            --        --       no         --  Highwoods Property             Crocker Realty Trust Inc.
8/8/96    9/17/96         41.00     41.00       no         --  Chemed Corp                    Roto-Rooter Inc
7/31/96   11/13/96         8.00      8.00       no         --  Monsanto Co.                   Calgene
5/27/96   (pending)       17.00     19.50       no         --  Sandoz Ltd.                    SyStemix Inc
5/10/97   12/11/97        23.52     24.32      yes        3.4  PXRE Corp.                     Transnational Re Corp.
5/7/96    7/3/96          17.50     18.50      yes        5.7  Orion Capital Corp             Guaranty National Corp
4/8/96    8/16/96         55.00     55.00       no         --  AirTouch Communications        Cellular Communications Inc
3/29/96   4/26/96         50.00     50.00       no         --  Equity Holdings Ltd.           Great American Mgmt. & Invt. Inc
1/26/96   5/31/96         25.80     25.80       no         --  NationsBank Corp.              Charter Bancshares Inc
11/6/95   Withdrawn        9.00        --       --         --  Investor Group                 NPC International Inc
10/18/95  11/28/95        11.75     11.75       no         --  Rhone-Poulenc Rover Inc        Applied Immune Sciences Inc
9/27/95   Withdrawn       25.00        --       --         --  Varity Corp.                   Hayes Wheels International Inc
9/26/95   12/21/95        14.00     15.25      yes        8.9  SCOR SA                        SCOR SA Corp
8/25/95   1/2/96          70.00     70.00       no         --  Berkshire Hathaway Inc         GEICO Corp
7/14/95   12/11/95        18.00     20.00      yes       11.1  COBE Laboratories (Gambro AB)  REN Corp-USA
5/19/95   12/6/95         36.50     40.50      yes       11.0  BICSA                          Bic Corp

                                                       Offer Premium      Percent                       Percent
      Date               Deal                         -----------------   Held at                         Owned
-------------------     Value          %        %      1 Week  4 Weeks        Ann      Percent            After
Announced Completed     ($ mil)    Stock     Cash       Prior    Prior       Date       Sought      Transaction
------------------------------------------------------------------------------------------------------------------------------------

1/13/97   (pending)     $322.5      0.0%     100.0%     18.5%    12.1%      65.7%       34.3%           100.0%
11/27/96  (pending)       53.6      0.0      100.0      21.3     26.7       64.5        35.5            100.0
11/20/96  (pending)      206.0      0.0      100.0      25.9     20.0       67.0        33.0            100.0
10/10/96  (pending)       56.5      0.0      100.0      29.0     77.8       84.5        15.5            100.0
9/9/96    9/23/96         73.7      0.0      100.0        NA       NA       77.0        23.0            100.0
8/8/96    9/17/96         88.3      0.0      100.0      20.6     19.7       58.1        41.9            100.0
7/31/96   11/13/96        50.0      0.0      100.0      80.3     39.1       49.9         4.7             54.6
5/27/96   (pending)       76.2      0.0      100.0      69.5     59.2       73.0        27.0            100.0
5/10/97   12/11/97       130.5    100.0        0.0      16.5      9.9       22.3        77.7            100.0
5/7/96    7/3/96          85.1      0.0      100.0      15.6     22.3       49.5        30.7             80.2
4/8/96    8/16/96      1,606.5      0.0      100.0       7.8      6.3       40.0        60.0            100.0
3/29/96   4/26/96         55.6      0.0      100.0       4.2      3.6       87.9        12.1            100.0
1/26/96   5/31/96         94.7    100.0        0.0      15.9     22.8       42.0        58.0             42.0
11/6/95   Withdrawn       82.1      0.0      100.0      44.0     33.3       62.0        38.0             62.0
10/18/95  11/28/95        84.6      0.0      100.0      51.6     38.2       46.0        54.0             99.0
9/27/95   Withdrawn      235.9      0.0      100.0      19.0     19.8       46.3        53.7             46.3
9/26/95   12/21/95        55.4      0.0      100.0      35.6     38.6       80.0        20.0            100.0
8/25/95   1/2/96       2,347.0      0.0      100.0      23.1     25.3       52.4        47.6            100.0
7/14/95   12/11/95       177.7      0.0      100.0      20.3     26.0       53.0        47.0            100.0
5/19/95   12/6/95        212.6      0.0      100.0      12.5     28.6       78.0        22.0            100.0

        (Continued on next page)

        N.B. Includes transactions over $40 million in which acquiror owns 40% or more of target before announcement date. Includes acquisitions of public U.S. targets only. "Offer" represents public announcement of offer to purchase.
        Source: Securities Data Corporation.


----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Acquisition of Minority Interests by Controlling Stockholders (Continued)



                            Per Share                     % Change
        Date             ------------------------------       From
--------------------       Initial     Final    Offer      Initial
Announced Completed         Price      Price   Amended?      Offer    Acquiror Name
------------------------------------------------------------------------------------------------------------------------------------

4/7/95    10/3/95           $127.50   $129.90    yes        1.9%       McCaw Cellular Commun (AT&T)
4/5/95    8/2/95              26.25     32.00    yes       21.9        Club Mediterranee SA
3/27/95   Withdrawn           30.00        --     --         --        Terra Industries Inc
2/27/95   Withdrawn           22.00        --     --         --        Conseco
2/27/95   8/31/95             22.50     23.25    yes        3.3        Conseco
2/7/95    7/12/95             14.00     16.35    yes       16.8        WMX Technologies Inc
1/31/95   2/1/95                 --     69.54    yes         NA        Sandoz AG
1/18/95   8/9/95              26.00     29.00    yes       11.5        Arcadian Corp
12/28/94  4/28/95             20.00     20.00     no         --        Fleet Financial Group Inc
11/2/94   9/27/95             28.00     30.00    yes        7.1        PacifiCorp
9/8/94    5/12/95             22.50     25.50    yes       13.3        GTE Corp
8/24/94   3/24/95             14.00     15.75    yes       12.5        Dole Food Co Inc
8/9/94    Withdrawn            7.50        --     --         --        Minorco SA (Anglo American)
7/29/94   11/1/94             65.00     65.00     no         --        Foundation Health Corp
7/28/94   1/24/95              7.80      8.85    yes       13.5        WMX Technologies Inc
6/6/94    12/29/94            18.38     18.38     no         --        Ogden Corp
4/28/94   Withdrawn           17.50        --     --         --        Investor Group
4/26/94   7/26/94              4.48      4.48     no         --        Burlington Resources Inc
3/14/94   8/9/94               2.68      2.68     no         --        Sea Containers Inc
2/17/94   9/15/94             84.75     84.75     no         --        EW Scripps (Edward Scripps Tr)


                                                                 Offer Premium     Percent               Percent
                                Deal                           -----------------   Held at                 Owned
                               Value          %          %     1 Week   4 Weeks        Ann    Percent      After
Target Name                   ($ mil)     Stock       Cash       Prior    Prior       Date     Sought   Transaction
------------------------------------------------------------------------------------------------------------------------------------

LIN Bdcstg                    $3,323.4     0.0%       100.0%    6.7%    1.3%        52.0%      48.0%     100.0%
Club Med Inc                     153.4     0.0        100.0    39.9    44.6         67.0       33.0      100.0
Terra Nitrogen Co LP             229.1     0.0        100.0    11.1     8.6         59.4       40.6       59.4
Bankers Life Holding Corp        458.5     0.0        100.0    21.4     6.0         63.2       39.6      100.0
CCP Insurance Inc                273.7     0.0        100.0    30.1    23.2         48.1       51.9      100.0
Rust International Inc            50.5     0.0        100.0    39.1    39.1         96.3        3.7      100.0
SyStemix Inc                      80.0     0.0        100.0   315.2   303.1         60.0       11.6       71.6
Arcadian Partners LP             428.4     0.0         50.0    21.5    26.1         45.0       55.0      100.0
Fleet Mortgage Group Inc         188.1     0.0        100.0    18.5    18.5         81.0       19.0      100.0
Pacific Telecom                  159.0     0.0        100.0    23.7    23.7         86.6       13.4      100.0
Contel Cellular Inc (Contel)     254.3     0.0        100.0    37.8    36.0         90.0       10.0      100.0
Castle & Cooke Homes Inc          81.5     0.0        100.0    41.6    55.6         81.7       18.3      100.0
Terra Industries Inc              99.8     0.0        100.0    25.0    (4.8)        44.6       15.9       44.6
Intergroup Healthcare Corp       255.7    91.5          0.0    71.1    71.1         62.6       37.4      100.0
Chemical Waste Management Inc    397.4      NA           NA     8.9     1.1         78.5       21.5      100.0
Ogden Projects Inc               110.3   100.0          0.0    17.6    20.5         84.2       15.8      100.0
Enquirer/Star Group Inc          315.0     0.0        100.0    20.7     7.7         56.8       43.2       56.8
Diamond ShamrocO Offshore         42.6     0.0        100.0    (0.4)    5.4         87.1       12.9      100.0
Orient-Express Hotels Inc         75.2    20.2          0.0    64.8    64.8         41.9       58.1      100.0
Scripps Howard Broadcasting Co   115.9   100.0          0.0    13.0    13.0         86.0       14.0      100.0



               (Continued on next page)


               N.B. Includes transactions over $40 million in which acquiror owns 40% or more of target before announcement date. Includes acquisitions of public U.S. targets only. "Offer" represents public announcement of offer to purchase.
               Source: Securities Data Corporation.






----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Acquisition of Minority Interests by Controlling Stockholders (Continued)



                        Per Share            %Change
        Date         --------------             From                                                                    Deal
-------------------- Initial  Final  Offer   Initial                                                                 Value
Announced  Completed  Price   Price  Amended?  Offer Acquiror Name                    Target Name                    ($ mill)
-----------------------------------------------------------------------------------------------------------------------------
1/7/94     2/23/94    $7.65   $7.65    no     --     Holderbank Financiere Glarus     Holnam Inc(Holdernam Inc)        $51.7
10/22/93   10/22/93   14.70   14.70    no     --     Manville Corp                    Riverwood International Corp      50.0
10/14/93   5/31/94    11.00   12.10   yes    10.0%   Valero Energy Corp               Valero Natural Gas Partners LP   117.4
10/13/93   4/6/94     27.25   27.75   yes     1.8    Medco Containment Services Inc   Medical Marketing Group Inc      122.5
9/20/93    12/10/93   48.00   46.00   yes    (4.2)   Valley Fashions Corp             West Point-Pepperell Inc          66.3
9/13/93    10/5/93    13.00    7.56   yes   (41.8)   Blockbuster Entertainment Corp   Spelling Entertainment Inc       101.3
3/22/93    5/7/93     25.00   30.00   yes    20.0    New Marvel Holdings Inc          Marvel Entertainment Group Inc   300.0
11/13/92   5/7/93     17.88   18.75   yes     4.9    Rust International Inc           Brand Cas Inc                    185.0
9/9/92     2/26/93    21.04   25.50   yes    21.2    American Maize-Products Co       American Fructose Corp           130.3
8/19/92    11/19/92   13.50   13.50    no     --     Investor Group                   FoxMeyer Corp(Natl Intergroup)    44.6
8/17/92    12/31/92   14.72   25.78   yes    75.1    Leucadia National Corp           PHLCORP Inc                      139.9
6/25/92    Withdrawn  22.00      --    --    17.0    Oaty Holdings                    Oaty Holdings Inc                111.8
3/2/92     7/14/92    16.50   19.00   yes    15.2    WR Grace & Co                    Grace Energy Corp                 77.3
2/6/92     7/30/92     6.00    7.25   yes    20.8    Charter Co(American Financial)   Spelling Entertainment Inc        43.0

-----------------------------------------------------------------------------------------------------------------------------
12/17/96   (pending)  $29.00  $33.00  yes    13.8%   Allmerica Financial Corporation  Allmerica Property & Casualty   $796.9
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Offer Premium     Percent                Percent
                                                                                    --------------    Held at                  Owned
                                                                      %       %     1 Week  4 Weeks    Ann     Percent         After
Acquiror Name                    Target Name                        Stock  Cash      Prior    Prior   Date     Sought    Transaction
------------------------------------------------------------------------------------------------------------------------------------
Holderbank Financiere Glarus     Holnam Inc(Holdernam Inc)            0.0% 100.0%    15.5%    7.4%    95.0%      5.0%       100.0%
Manville Corp                    Riverwood International Corp         0.0  100.0     12.0     8.9     80.5       1.0         81.5
Valero Energy Corp               Valero Natural Gas Partners LP       0.0  100.0     29.1    36.3     49.0      51.0        100.0
Medco Containment Services Inc   Medical Marketing Group Inc          0.0  100.0     NA      (5.9)    51.5      48.5        100.0
Valley Fashions Corp             West Point-Pepperell Inc             0.0  100.0    (19.8)  (19.8)    95.1       4.9        100.0
Blockbuster Entertainment Corp   Spelling Entertainment Inc         100.0    0.0     (5.5)    0.8     50.3      20.9         71.2
New Marvel Holdings Inc          Marvel Entertainment Group Inc       0.0  100.0     42.9    58.9     59.6      20.7         80.3
Rust International Inc           Brand Cas Inc                       30.0   70.0     13.6     4.9     55.8      44.2        100.0
American Maize-Products Co       American Fructose Corp             100.0    0.0     23.6    29.1     42.7      57.3        100.0
Investor Group                   FoxMeyer Corp(Natl Intergroup)       0.0  100.0     18.7     1.9     66.5      10.4         76.9
Leucadia National Corp           PHLCORP Inc                        100.0    0.0     15.2    28.9     63.1      36.9        100.0
Oaty Holdings                    Oaty Holdings Inc                    0.0  100.0     51.5    46.1     51.9      48.1         51.9
WR Grace & Co                    Grace Energy Corp                    0.0  100.0     21.6     7.8     83.4      16.6        100.0
Charter Co(American Financial)   Spelling Entertainment Inc           0.0    0.0     45.0    45.0     82.3      17.7        100.0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     47.0%  53.0%    12.8%   15.3%    59.5%     40.5%       100.0%
-----------------------------------------------------------------------------------------------------------------------------------
For all Transactions:                            Median               0.0% 100.0%    21.3%   22.8%    62.9%     31.9%       100.0%
                                                   Mean              15.9   79.6     31.2    28.9     64.8      31.1         90.3
                                                   High             100.0  100.0    315.2   303.1     96.3      77.7        100.0
                                                    Low               0.0    0.0    (19.8)  (19.8)    22.3       1.0         42.0
                                        25th Percentile               0.0  100.0     15.4     7.7     50.6      15.8         85.9
                                        75th Percentile               0.0  100.0     38.1    38.2     80.9      47.5        100.0

Excluding Withdrawn Offers:                      Median               0.0% 100.0%    21.3%   23.5%    65.7%     23.0%       100.0%
                                                   Mean              18.3   76.5     31.8    30.8     66.2      29.8         94.8
                                                   High             100.0  100.0    315.2   303.1     96.3      77.7        100.0
                                                    Low               0.0    0.0    (19.8)  (19.8)    22.3       1.0         42.0

N.B. Includes transactons over $40 million in which acquiror owns 40% or more of target before announcement date. Includes acquisitions of public U.S. targets only. "Offer" represents public announcement of offer to purchase.
Source: Securities Data Corporation.

----------------------
   Salomon Brothers
   ------------------------
                                                                              49

Valuation Methodology: Acquisition of Minority Interest by
Controlling Stockholders - Insurance Companies






                               Per Share                      % Change
        Date            --------------------                      From
------------------------    Intial     Final   Offer            Intial
Announced  Completed         Price     Price   Amended?          Offer  Acquiror Name               Target Name
----------------------------------------------------------------------------------------------------------------------------------
1/13/97    (pending)         $36.00      ---     ---             ---    Zurich Group               Zurich Reinsurance Centre Holding
5/10/97    12/11/97           23.52    24.32     yes            3.4 %   PXRE Corp.                 Transnational Re Corp.
5/7/96     7/3/96             17.50    18.50     yes            5.7     Orion Capital Corp         Guaranty National Corp.
9/26/95    12/21/95           14.00    15.25     yes            8.9     SCOR SA                    SCOR SA Corp
8/25/95    1/2/96             70.00    70.00     no              ---    Berkshire Hathaway Inc.    GEICO Corp
2/27/95    Withdrawn          22.00      ---     ---             ---    Conseco                    Bankers Life Holding Corp.
2/27/95    8/31/95            22.50    23.25     yes            3.3     Conseco                    CCP Insurance Inc
---------------------------------------------------------------------------------------------------------------------------------
12/17/96   (pending)         $29.00    $33.00    yes           13.8%  Allmerica Financial Corporation Allmerica Property & Casualty
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     Offer Premium    Percent            Percent
                                                              Deal                  ----------------- Held at            Earned
                                                              Value      %      %    1 Week  4 Weeks   Ann      Percent  After
Acquiror Name             Target Name                        ($.mil)   Stock  Cash    Prior   Prior    Date     Sought   Transaction
------------------------------------------------------------------------------------------------------------------------------------
Zurich Group              Zurich Reinsurance Centre Holding    $322.5    0.0%  100.0%  18.5%   12.1%    65.7%     34.3%     100.0%
PXRE Corp.                Transnational Re Corp.                130.5  100.0     0.0   16.5     9.9     22.3      77.7      100.0
Orion Capital Corp        Guaranty National Corp.                85.1    0.0   100.0   15.6    22.3     49.5      30.7       80.2
SCOR SA                   SCOR SA Corp                           55.4    0.0   100.0   35.6    38.6     80.0      20.0      100.0
Berkshire Hathaway Inc.   GEICO Corp                          2,347.0    0.0   100.0   23.1    25.3     52.4      47.6      100.0
Conseco                   Bankers Life Holding Corp.            458.5    0.0   100.0   21.4     6.0     63.2      39.6      100.0
Conseco                   CCP Insurance Inc                     273.7    0.0   100.0   30.1    23.2     48.1      51.9      100.0
----------------------------------------------------------------------------------------------------------------------------------
Allmerica Financial Corporation Allmerica Property & Casualty  $796.9   47.0%   53.0%  12.8%   15.3%    59.5%     40.5%     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Median       0.0%  100.0%  21.4%   22.3%    52.4%     39.6%     100.0%
                                                            Mean        14.3    85.7   23.0    19.6     54.5      43.1       97.2








----------------------
   Salomon Brothers
   ----------------------

Valuation Methodology: Selected Property / Casualty Insurance Company Acquisition Statistics



        As an added valuation perspective, we have analyzed selected transactions (greater than $25 million) involving the acquisition of insurance companies. The median statistics are as follows:


                     Premium to market price one month
                     prior to announcement:                       30.7%

                     Price to GAAP net operating income:          14.4x

                     Price to GAAP book value:                    1.19

                     Price to statutory net operating income:     15.3

                     Price to statutory capital and surplus:      1.33



     ----------------------
        Salomon Brothers
        ----------------------

Valuation Methodology: Selected Property / Casualty Insurance
Company Acquisition Statistics

               Summary of Selected Acquisitions over $25 Million


                                                                                     Description           Total   Price   Premium
Announced   Target                           Acquiror                                         of   Consideration     Per       to
 (Closed)   (parent)                         (parent)                                     Target   (in millions)   Share   Mkt. (a)
------------------------------------------------------------------------------------------------------------------------------------
1/23/97     Coregis Group Inc. (b)           General Electric                        Primary P&C          $375.0     NA       NA
(Pending)

1/17/97     AVEMCO Corporation               HCC Insurance Holdings, Inc.               Aviation           230.0   $27.50    83.3 %
(Pending)                                                                    Property & Casualty

1/13/97     Zurich Reinsurance Centre Hold.  Zurich Group                            Reinsurance           322.5    36.00    12.1
(Pending)

11/21/96    American Fidelity Ins. Co (b)    Mercury General Corp.           Automobile/casualty            34.8     NA       NA
(Pending)

9/17/96     Pac Rim Holding Corporation      Superior National Insurance   Workers' compensation            54.0     3.05    16.2
(Pending)

9/16/96     Allstate Reinsurance             Scor U.S. Corp.                         Reinsurance           500.0     NA       NA
(10/8/96)

8/14/96     American Re Corporation          Munich Re                               Reinsurance         3,300.0    65.00    53.4
(11/25/96)

8/14/96     Guardian Royal Exchange (b)      Transatlantic Reinsurance Co.           Reinsurance           105.0     NA       NA
(8/14/96)

7/1/96      National Reinsurance             General Reinsurance               Property/Casualty           940.0    53.00    60.6
(10/3/96)                                                                                  Rein.

6/21/96     Vik Brothers (b)                 Highlands Insurance Grp, Inc.    Com. P&C for small           126.0     NA       NA
(Pending)                                                                   to medium sized co's

6/20/96     Northbrook Group (b)             St. Paul Fire and Marine Ins.  Comm. auto, workers'           180.0     NA       NA
(8/1/96)    (Allstate)                                                          comp. and inland
                                                                                          marine

5/10/96     Transnational Reins. Corp        PXRE Corp.                          Retr. reins. in           124.9    23.28     4.0
(12/11/96)                                                               brokered prop., marine,
                                                                                      & aviation

3/4/96      Citation Insurance Group         Physicians Ins. Co. of Ohio      Workers' comps and            32.2     5.03    15.0
(11/21/96)                                                                        commercial P&C

2/21/96     Skandia America Rein. Corp (b)   Fairfax Financial Holdings Lim      P&C Reinsurance           230.0     NA       NA
(5/31/96)   (Skandia Insurance Co, Ltd.
            Sweden)

2/19/96     Financial Institutions Ins. Grp. Castle Harlan Prtnr's II LP             Reinsurance            48.6    16.00    15.3
(9/9/96)                                                                      Specialty Line P&C

                                                                                                       Price as a Multiple of
                                                                                                  ----------------------------------
                                                                                                        GAAP              SAP
                                                                                                  --------------- ------------------
                                                                                     Description        Net             Net  Capital
Announced     Target                         Acquiror                                         of  Operating  Book Operating      and
 (Closed)   (parent)                         (parent)                                     Target     Income Value    Income  Surplus
------------------------------------------------------------------------------------------------------------------------------------
1/23/97     Coregis Group Inc. (b)           General Electric                        Primary P&C       NA     NA     14.1 x   1.50 x
(Pending)

1/17/97     AVEMCO Corporation               HCC Insurance Holdings, Inc.               Aviation    29.9 x   3.88 x  19.4     3.16
(Pending)                                                                    Property & Casualty

1/13/97     Zurich Reinsurance Centre Hold.  Zurich Group                            Reinsurance    29.0     1.32    52.6     0.49
(Pending)

11/21/96    American Fidelity Ins. Co (b)    Mercury General Corp.           Automobile/casualty      NA       NA      NM     0.94
(Pending)

9/17/96     Pac Rim Holding Corporation      Superior National Insurance   Workers' compensation      NM     1.29      NM     1.16
(Pending)

9/16/96     Allstate Reinsurance             Scor U.S. Corp.                         Reinsurance      NA       NA      NA       NA
(10/8/96)

8/14/96     American Re Corporation          Munich Re                               Reinsurance      NM     3.86      NM     2.87
(11/25/96)

8/14/96     Guardian Royal Exchange (b)      Transatlantic Reinsurance Co.           Reinsurance      NA       NA      NA       NA
(8/14/96)

7/1/96      National Reinsurance             General Reinsurance               Property/Casualty    18.5     2.30    18.6     2.07
(10/3/96)                                                                                  Rein.

6/21/96     Vik Brothers (b)                 Highlands Insurance Grp, Inc.    Com. P&C for small     3.4     1.07     9.9     1.02
(Pending)                                                                   to medium sized co's

6/20/96     Northbrook Group (b)             St. Paul Fire and Marine Ins.  Comm. auto, workers'      NA     1.38    11.1     0.73
(8/1/96)    (Allstate)                                                          comp. and inland
                                                                                          marine

5/10/96     Transnational Reins. Corp        PXRE Corp.                          Retr. reins. in     5.8     0.96     5.9     1.05
(12/11/96)                                                               brokered prop., marine,
                                                                                      & aviation

3/4/96      Citation Insurance Group         Physicians Ins. Co. of Ohio      Workers' Comps and     9.6     0.70    21.7     1.09
(11/21/96)                                                                        commercial P&C

2/21/96     Skandia America Rein. Corp (b)   Fairfax Financial Holdings Lim      P&C Reinsurance      NA       NA      NM     0.81
(5/31/96)   (Skandia Insurance Co, Ltd.
            Sweden)

2/19/96     Financial Institutions Ins. Grp. Castle Harlan Prtnr's II LP         Reinsurance and    13.7     1.06    84.0     1.15
(9/9/96)                                                                      Specialty Line P&C


(a)  Premium to market one month prior to public announcement.
(b)  Represents a private transaction.


-----------------------
    Salomon Brothers
    -----------------------

Valuation Methodology: Selected Property / Casualty Insurance
Company Acquisition Statistics


               Summary of Selected Acquisitions over $25 Million

                                                                                       Description       Total       Price  Premium
Announced   Target                              Acquiror                                        of    Consideration   Per      to
 (Closed)   (parent)                            (parent)                                    Target    (in millions)  Share   Mkt.(a)
------------------------------------------------------------------------------------------------------------------------------------
   2/9/96   Tempest Re (b)                      Ace Limited                   Property Catastrophe        $743.9       NA       NA
 (5/22/96)                                                                             Reinsurance

 11/29/95   Aetna Property & Casualty (b)       Travelers Group                   National P&C Co.       4,000.0       NA       NA
  (4/2/96)  (Aetna Life & Casualty)

  9/26/95   Scor U.S.                           Scor S.A.                              Reinsurance          50.9     14.00     21.7
(12/21/95)

  9/14/95   Midwest Employer Casualty Co.(b)    W.R. Berkley                    Workers' Comp. Co.         138.0       NA       NA
 (11/8/95)  (MECC Inc.)

  8/25/95   GEICO                               Berkshire Hathaway                  Multi-line P&C       2,322.8     70.00     25.8
  (1/2/96)

  6/19/95   Milwaukee Insurance Grp. Inc.       Unitrin Inc.                         P&C Insurance          94.0     22.00     91.3
 (10/3/95)

  4/27/95   Viking Insurance Holdings, Inc.(b)  Guaranty National Corp.       Regional P&C Company         102.0       NA       NA
 (7/18/95)  (Xerox Corp.)

  1/12/95   Re Capital Corp.                    Zurich Reinsurance Co.                 Reinsurance         203.5     18.50     49.5
 (4/26/95)

 12/19/94   Victoria Financial Corp.            USF&G                                 Regional P&C          55.3     13.00     89.1
 (5/22/95)

 12/19/94   Constitution Re Corporation(b)      EXOR America, Inc.           Specialty Reinsurance         421.0       NA       NA
 (4/26/95)  (Talegen Holdings / Xerox)

  12/6/94   Continental Corp.                   CNA Financial Corp.                   Regional P&C       1,107.3     20.00     35.6
 (5/10/95)

  7/28/94   Bankers and Shippers Ins. Co.(b)    Integon Corp.                 Regional P&C Company         142.0       NA       NA
(10/18/94)  (Travelers Indemnity Co.)

 11/23/93   Federal Kemper Insurance Co.(b)     Anthem P&C Holdings           Regional P&C Company         105.0       NA       NA
 (1/03/94)  (Kemper Corp)                       (Associated Insurance Co.)

 10/29/93   Ranger Insurance Co.(b)             Fairfax Financial Hold. Ltd.  Regional P&C Company         135.0       NA       NA
 (1/06/94)


                                                                                            Median                            30.7 %
                                                                                              Mean                            40.9
                                                                                   75th Percentile                            58.8
                                                                                   25th Percentile                            15.5

                                                                                                           Price as a Multiple of
                                                                                                        ............................
                                                                                                                    GAAP
                                                                                                        ----------------------------
                                                                                       Description            Net
Announced   Target                              Acquiror                                        of      Operating        Book
 (Closed)   (parent)                            (parent)                                    Target         Income       Value
------------------------------------------------------------------------------------------------------------------------------------
   2/9/96   Tempest Re (b)                      Ace Limited                   Property Catastrophe           7.0 x      1.01 x
 (5/22/96)                                                                             Reinsurance

 11/29/95   Aetna Property & Casualty (b)       Travelers Group                   National P&C Co.            NM        1.03
  (4/2/96)  (Aetna Life & Casualty)

  9/26/95   Scor U.S.                           Scor S.A.                              Reinsurance            NM        0.93
(12/21/95)

  9/14/95   Midwest Employer Casualty Co.(b)    W.R. Berkley                    Workers' Comp. Co.           5.0        1.09
 (11/8/95)  (MECC Inc.)

  8/25/95   GEICO                               Berkshire Hathaway                  Multi-line P&C          24.0        2.86
  (1/2/96)

  6/19/95   Milwaukee Insurance Grp. Inc.       Unitrin Inc.                         P&C Insurance          27.1        1.26
 (10/3/95)

  4/27/95   Viking Insurance Holdings, Inc.(b)  Guaranty National Corp.       Regional P&C Company            NA         NA
 (7/18/95)  (Xerox Corp.)

  1/12/95   Re Capital Corp.                    Zurich Reinsurance Co.                 Reinsurance          15.0        1.08
 (4/26/95)

 12/19/94   Victoria Financial Corp.            USF&G                                 Regional P&C          34.1        2.03
 (5/22/95)

 12/19/94   Constitution Re Corporation(b)      EXOR America, Inc.           Specialty Reinsurance          10.8        1.19
 (4/26/95)  (Talegen Holdings / Xerox)

  12/6/94   Continental Corp.                   CNA Financial Corp.                   Regional P&C            NM        0.80
 (5/10/95)

  7/28/94   Bankers and Shippers Inc. Co.(b)    Integon Corp.                 Regional P&C Company            NA         NA
(10/18/94)  (Travelers Indemnity Co.)

 11/23/93   Federal Kemper Insurance Co.(b)     Anthem P&C Holdings           Regional P&C Company            NA        1.20
 (1/03/94)  (Kemper Corp)                       (Associated Insurance Co.)

 10/29/93   Ranger Insurance Co.(b)             Fairfax Financial Hold. Ltd.  Regional P&C Company            NA         NA
 (1/06/94)


                                                                                            Median          14.4 x      1.19 x
                                                                                              Mean          16.6        1.54
                                                                                   75th Percentile          26.3        1.38
                                                                                   25th Percentile           7.7        1.03


                                                                                                           Price as a Multiple of
                                                                                                        ............................
                                                                                                                    SAP
                                                                                                        ----------------------------
                                                                                       Description            Net      Capital
Announced   Target                              Acquiror                                        of      Operating          and
 (Closed)   (parent)                            (parent)                                    Target         Income      Surplus
------------------------------------------------------------------------------------------------------------------------------------
   2/9/96   Tempest Re (b)                      Ace Limited                   Property Catastrophe            NA         NA
 (5/22/96)                                                                             Reinsurance

 11/29/95   Aetna Property & Casualty (b)       Travelers Group                   National P&C Co.            NM        1.71
  (4/2/96)  (Aetna Life & Casualty)

  9/26/95   Scor U.S.                           Scor S.A.                              Reinsurance            NM        1.01
(12/21/95)

  9/14/95   Midwest Employer Casualty Co.(b)    W.R. Berkley                    Workers' Comp. Co.           7.8        1.96
 (11/8/95)  (MECC Inc.)

  8/25/95   GEICO                               Berkshire Hathaway                  Multi-line P&C          23.6        4.56
  (1/2/96)

  6/19/95   Milwaukee Insurance Grp. Inc.       Unitrin Inc.                         P&C Insurance            NM        1.85
 (10/3/95)

  4/27/95   Viking Insurance Holdings, Inc.(b)  Guaranty National Corp.       Regional P&C Company          10.1        1.24
 (7/18/95)  (Xerox Corp.)

  1/12/95   Re Capital Corp.                    Zurich Reinsurance Co.                 Reinsurance            NA        1.23
 (4/26/95)

 12/19/94   Victoria Financial Corp.            USF&G                                 Regional P&C          18.6        2.68
 (5/22/95)

 12/19/94   Constitution Re Corporation(b)      EXOR America, Inc.           Specialty Reinsurance          12.3        1.41
 (4/26/95)  (Talegen Holdings / Xerox)

  12/6/94   Continental Corp.                   CNA Financial Corp.                   Regional P&C           9.9        0.61
 (5/10/95)

  7/28/94   Bankers and Shippers Inc. Co.(b)    Integon Corp.                 Regional P&C Company          22.4        2.21
(10/18/94)  (Travelers Indemnity Co.)

 11/23/93   Federal Kemper Insurance Co.(b)     Anthem P&C Holdings           Regional P&C Company          11.5        1.62
 (1/03/94)  (Kemper Corp)                       (Associated Insurance Co.)

 10/29/93   Ranger Insurance Co.(b)             Fairfax Financial Hold. Ltd.  Regional P&C Company          16.5        1.41
 (1/06/94)


                                                                                            Median          15.3 x      1.33 x
                                                                                              Mean          20.6        1.60
                                                                                   75th Percentile          21.1        1.93
                                                                                   25th Percentile          10.3        1.03

----------------------
   Salomon Brothers
   ----------------------

(a) Premium to market one month prior to public announcement.

(b) Represents a private transaction.


                                                                              53